UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

(Name of Registrant As Specified In Its Charter)

KORN/FERRY INTERNATIONAL

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

1800 Century Park East, Suite 900

Los Angeles, California 90067

August 4, 2003

Dear Stockholders:

It is my pleasure to invite you to attend the 2003 Annual Meeting of Stockholders of Korn/Ferry International. The Annual Meeting will be held on Wednesday, September 10, 2003 at 10:00 a.m. at the Park Hyatt Los Angeles Hotel at Century City located at 2151 Avenue of the Stars, Los Angeles, California 90067.

At the Annual Meeting we will discuss the items of business discussed in the attached notice and give a report on our business operations.

We are delighted that you have chosen to invest in Korn/Ferry International and hope that, whether or not you attend the meeting, you will vote as soon as possible by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Your vote is important, and voting by written proxy will ensure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the proxy statement at any time prior to the time it is voted. If you attend the meeting, you may vote in person even if you previously mailed your proxy card.

Sincerely,

Paul C. Reilly
Chairman of the Board and Chief Executive Officer

1800 Century Park East, Suite 900

Los Angeles, California 90067

NOTICE OF ANNUAL MEETING

To Be Held On September 10, 2003

To the Stockholders:

On Wednesday, September 10, 2003, Korn/Ferry International will hold its 2003 Annual Meeting of Stockholders at the Park Hyatt Los Angeles Hotel at Century City located at 2151 Avenue of the Stars, Los Angeles, California 90067. The meeting will begin at 10:00 a.m.

Only stockholders who owned our common stock at the close of business on the record date of July 22, 2003 can vote at this meeting or any adjournments that may take place. The purposes of the Annual Meeting are to:

1.	Elect 2 directors to serve on the Board;

2.	Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal 2004;

3.	Approve the Employee Stock Purchase Plan;

4.	Approve an amendment to our Performance Award Plan to increase a limit on restricted stock awards that may be granted under such Plan and the material terms relating to the cash awards and restricted stock awards that may be granted under such Plan; and

5.	Transact any other business properly presented at the meeting.

The Board of Directors recommends that you vote in favor of each of the four proposals outlined in the Proxy Statement accompanying this notice.

A quorum comprised of the holders of a majority of the outstanding shares of our common stock on the record date must be present or represented for the transaction of business at the meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the envelope provided. You may revoke your proxy at any time prior to the time it is voted by (1) notifying the Corporate Secretary in writing; (2) returning a later-dated proxy card; or (3) attending the meeting and voting in person.

Please read the proxy materials carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Peter L. Dunn Corporate Secretary and General Counsel

August 4, 2003

Los Angeles, California

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	Q:	Why am I receiving this proxy statement and the other enclosed materials?

	A:	The Board is providing these materials to you in connection with, and soliciting proxies for use at, our 2003 Annual Meeting of Stockholders, which will take place on September 10, 2003. As a stockholder on the record date, you are invited to attend the Annual Meeting and you are requested to vote on each of the proposals described in this proxy statement. You do not need to attend the Annual Meeting to vote your shares.

2.	Q:	What information is included in this mailing?

	A:	The information included in this proxy statement relates to, among other things, the proposals to be voted on at the Annual Meeting, the voting process and the compensation of the Company’s directors and executive officers.

3.	Q:	What proposals will be voted on at the Annual Meeting?

	A:	(1) The election of directors to serve on the Board;

(2) The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal 2004;

(3) The approval of the Employee Stock Purchase Plan; and

(4) The approval of an amendment to the Company’s Performance Award Plan to increase a limit on restricted stock awards that may be granted under such Plan and the material terms relating to the cash awards and the restricted stock awards that may be granted under such Plan.

4.	Q:	How does the Board recommend I vote on each of the proposals?

	A:	The Board recommends that you vote your shares “FOR” all of its nominees to the Board, “FOR” the ratification of the appointment of the independent auditors, “FOR” the approval of the Employee Stock Purchase Plan and “FOR” the approval of the proposal relating to the Performance Award Plan.

5.	Q:	Who is entitled to vote at the Annual Meeting?

	A:	Holders of the Company’s common stock and the Company’s 7.5% Convertible Series A Preferred Stock as of the record date, which is the close of business on July 22, 2003, are entitled to vote at the Annual Meeting.

6.	Q:	How many votes are provided to each share of common stock?

	A:	Each share of the common stock of the Company outstanding as of the record date is entitled to one vote. Holders of the Company’s 7.5% Convertible Series A Preferred Stock shall be entitled to cast such number of votes as such holders would be entitled to cast if the Company’s 7.5% Convertible Series A Preferred Stock and the Company’s 7.5% Convertible Subordinated Notes Due 2010 were converted into common stock as of the record date. As of the record date on July 22, 2003, 37,585,717 shares of the common stock of the Company were issued and outstanding and 5,203,913 shares of the common stock of the Company were issuable upon conversion of the Company’s 7.5% Convertible Series A Preferred Stock and the Company’s 7.5% Convertible Subordinated Notes Due 2010.

7.	Q:	How do I vote?

	A:	You can vote either by completing, signing and dating each proxy card you received and returning it in the envelope provided or by attending the Annual Meeting and voting in person. Once you have submitted your proxy, you have the right to revoke your proxy at any time before it is voted by:

(1) Notifying the Corporate Secretary in writing;

(2) Returning a later-dated proxy card; or

(3) Attending the Annual Meeting and voting in person.

8.	Q:	Who will count the votes?

	A:	Representatives of Mellon Investor Services will count the votes and act as the inspector of election at the Annual Meeting.

9.	Q:	What does it mean if I receive more than one proxy card?

	A:	It means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

10.	Q:	What shares are covered by the enclosed proxy card(s)?

	A:	The shares on the enclosed proxy card(s) represent all shares owned by you as of the record date. These shares include shares (1) held directly in your name as the “stockholder of record” and (2) held for you as the “beneficial owner” through a stockbroker, bank or other nominee. If you do not return your proxy card(s) with respect to these shares, your shares may not be voted. If you own shares that are held in our 401(k) plan, you will receive a proxy card for those shares also. While the trustees of the 401(k) plan will vote those shares, you are requested to return that proxy card to advise the trustees of your wishes with respect to the matters to be voted on.

11.	Q:	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

	A:	Those terms refer to the following. You are a:

“Stockholder of record”, if your shares are registered directly in your name with the Company’s transfer agent, Mellon Investor Services. You are considered, with respect to those shares, to be the stockholder of record, and these proxy materials have been sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

“Beneficial owner”, if your shares are held in a stock brokerage account, including an Individual Retirement Account, or by a bank or other nominee, you are considered to be the beneficial owner of shares held in “street name”, and these proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote (your broker or nominee has enclosed a voting instruction card for you to use) and you are invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting.

12.	Q:	What if a beneficial owner does not provide the stockholder of record with voting instructions for a particular proposal?

	A:	If you are a beneficial owner and you do not provide the stockholder of record with voting instructions for a particular proposal, your shares may constitute “broker non-votes,” as described below, with respect to that proposal.

13.	Q:	What are “broker non-votes”?

	A:	“Broker non-votes” are shares held by a broker or nominee with respect to which the broker or nominee does not have discretionary power to vote on a particular proposal or with respect to which instructions were never received from the beneficial owner. Shares which constitute broker non-votes with respect to a particular proposal will not be considered present and entitled to vote on that proposal at the Annual Meeting, even though the same shares will be considered present for quorum purposes and may be entitled to vote on other proposals.

14.	Q:	How are votes counted?

	A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you sign your proxy card or broker voting instruction card without voting “FOR,” “AGAINST” or “ABSTAIN” for any of the proposals, your shares will be voted in accordance with the recommendations of the Board. With respect to Proposals No. 2, No. 3 and No. 4, abstentions will be equivalent to “AGAINST” votes, while broker non-votes will be disregarded and will have no effect on the approval or rejection of the proposals.

15.	Q:	What is the voting requirement to approve each proposal?

	A:	In order to conduct business at the Annual Meeting, a “quorum,” as described below, must be established. In the election of directors, the Board’s nominees will become directors so long as they receive a plurality of “FOR” votes; however, if any additional nominees for director are properly brought before the stockholders for consideration, only the nominees who receive the highest number of “FOR” votes will become directors. Approval of Proposals No. 2, No. 3 and No. 4 will require affirmative “FOR” votes from a majority of those shares present (either in person or by proxy) and entitled to vote at the Annual Meeting.

16.	Q:	What is a “quorum”?

	A:	A “quorum” is a majority of the holders of the outstanding shares entitled to vote. A quorum must be present or represented by proxy at the Annual Meeting for business to be conducted. Abstentions and broker non-votes will be counted as present for quorum purposes.

17.	Q:	What happens if additional matters (other than the proposals described in this proxy statement) are presented at the Annual Meeting?

	A:	The Board is not aware of any additional matters to be presented for a vote at the Annual Meeting; however, if any additional matters are properly presented at the Annual Meeting, your signed proxy card gives authority to Paul C. Reilly and Gary D. Burnison to vote on those matters in their discretion.

18.	Q:	How much did this proxy solicitation cost?

	A:	We hired Mellon Investor Services to assist in the distribution of proxy materials and solicitation of votes for approximately $7,000, including out-of-pocket expenses. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Board is divided into three classes, with one class elected at each Annual Meeting. Directors of each class are elected to serve for three year terms. At this Annual Meeting we will elect two directors and the Board for the coming year will be composed of nine directors. The nominees for election as directors, will be elected to serve for a term of three years. The nominees for election at the Annual Meeting to serve as Class 2006 Directors are Patti S. Hart and Paul C. Reilly. Detailed information regarding each of these nominees is provided on pages 14-15 of this proxy statement. We do not expect any of the nominees to become unavailable to stand for election, but, should this happen, the Board will designate a substitute for each unavailable nominee. Proxies voting for any unavailable nominee will be cast for that nominee’s substitute. Each of the nominees has consented to be named as a nominee in this proxy statement. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Required Vote

The Board’s nominees will become directors so long as they receive a plurality of “FOR” votes; however, if any additional nominees for director are properly brought before the stockholders for consideration, only the nominees who receive the highest number of “FOR” votes will become directors.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” each of the nominees named above for election as a director. Proxies will be voted “FOR” each of the nominees named above unless you otherwise specify on your proxy card.

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF  ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The Audit Committee has approved the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal 2004. Ernst & Young LLP has served as the Company’s independent auditors since March 2002. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Neither the Company’s certificate of incorporation nor bylaws requires that the stockholders ratify the selection of Ernst & Young LLP as the Company’s independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may, nonetheless, retain such independent auditors. Even if the selection is ratified, the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of Korn/Ferry International and the Company’s stockholders. Representatives of Ernst & Young will attend the Annual Meeting to answer appropriate questions and may also make a statement if they so desire.

Audit Fees

Ernst & Young LLP billed the Company $540,311 for professional services rendered for the audit of the Company’s annual financial statements for fiscal year ended April 30, 2003, including review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended.

Financial Information Systems Design and Implementation Fees

There were no additional fees billed by Ernst & Young LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended April 30, 2003.

All Other Fees

Ernst & Young LLP billed the Company $834,451, in the aggregate, for professional services rendered for all other services, including $333,777 for foreign audits, $390,919 for tax related services, $16,500 for audit related services in connection with the Company’s employee benefit plans and $93,255 for other consulting services.

Required Vote

Ratification of the auditors appointed by the Board will require affirmative “FOR” votes from a majority of those shares present, either in person or by proxy, and entitled to vote at the Annual Meeting.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the ratification of Ernst & Young LLP’s appointment as independent auditors for fiscal 2004.

PROPOSAL NO. 3—APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

General

On June 3, 2003, the Board of Directors adopted, subject to stockholder approval, the Korn/Ferry International Employee Stock Purchase Plan. The Board adopted the Plan to provide eligible employees with an additional incentive to advance the best interests of the Company. Approval by the stockholders is required in order for the Plan to comply with Section 423 of the Internal Revenue Code, as discussed below. Subject to stockholder approval, the Plan will become effective on October 1, 2003.

Summary of the Employee Stock Purchase Plan

The principal provisions of the Plan are summarized below. This summary is not a complete description of all of the Plan’s provisions, and is qualified in its entirety by reference to the complete text of the Plan attached to this Proxy Statement as Appendix A. Capitalized terms not otherwise defined in this summary have the meaning set forth in the Plan.

Purpose.    The purpose of the Plan is to assist eligible employees in acquiring a stock ownership interest in the Company, at favorable prices and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

Administration.    The Plan will be administered by the Board or a committee consisting of at least two members of the Board. The committee is authorized to decide questions of eligibility and to make rules and regulations for the administration and interpretation of the Plan. All determinations of the committee with respect to the Plan are final.

Eligibility.    All employees who work 20 hours or more per week and who have been continuously employed by the Company or a participating subsidiary for at least six months are eligible to participate in the Plan. However, any employee who would own more than 5% of the voting power of the Company’s stock immediately after a grant under the Plan is not eligible to participate and no participant may purchase more than $25,000 of the Company’s stock in any one calendar year.

Shares Available under the Plan.    The maximum number of shares the Company’s common stock that may be delivered pursuant to options granted under the Plan is 1,500,000 shares. Those shares of common stock may be either the Company’s authorized but unissued common stock or any of its shares of common stock held as treasury shares. The maximum number of shares of the Company’s common stock that any one individual may acquire under his or her option in any offering period is 12,500. The Company expects to repurchase shares of common stock in the market in an amount equal to or less than the shares issued pursuant to the Plan, but is not required to do so. The maximum number of shares issuable under the Plan will be subject to adjustment for any dividend, stock split or other relevant change in the Company’s capitalization. On July 22, 2003, the closing price on the New York Stock Exchange of a share of the Company’s common stock was $9.22.

Operation of the Plan.    The Plan operates in successive offering periods. Offering periods are typically six months in duration and, unless otherwise specified by the committee, will commence each January 1 and July 1, and end the following June 30 or December 31, respectively. Each employee who is eligible to participate in the Plan must file an election to have a portion of his or her compensation contributed to the Plan on an after-tax basis during each offering period in which he or she participates. On the first day of each offering period, each participant is deemed to have been granted an option to acquire shares of common stock of the Company. The option exercise price for each share is the lesser of (i) 85% of the fair market value of a share of common stock on the first day of an offering period, or (ii) 85% of the fair market value of a share of common stock on the last day of the offering period. At the end of the offering period, each participant’s option is automatically exercised and the maximum possible number of whole shares of common stock are purchased using the amounts credited to the participants account to pay the exercise price of the option.

Plan Amendment and Termination.    The Board of Directors may amend or terminate the Plan at any time. Plan amendments need not be subject to stockholder approval unless required by law. The Plan will automatically terminate ten years after its effective date or, if earlier, when no shares remain available under the Plan or if and when the Board elects to terminate the Plan. The Plan and outstanding options will terminate upon certain corporate events (such as a dissolution of the Company or a merger in which the Company does not survive) and Plan contributions that have not been used to purchase stock will be refunded to participants.

Adjustments to Other Securities.    If shares of common stock are issued at less than fair market value, the conversion price of our outstanding 7.5% Convertible Series A Preferred Stock and 7.5% Convertible Subordinated Notes Due 2010 and the exercise price for our outstanding warrants issued to the holders of such preferred stock and notes would be subject to downward adjustment. The effect of any such adjustment would be to increase the number of shares of our common stock outstanding on a fully diluted basis for voting, accounting and other purposes. The amount of any such adjustment depends on the prices at which our shares will be issued, but could be approximately 0.5% to 1.5%. We intend to use the proceeds from the issuance to repurchase outstanding shares of our common stock. Any repurchase of our common stock will require the consent of the holders of our outstanding 7.5% Convertible Series A Preferred Stock and 7.5% Convertible Subordinated Notes Due 2010 and the lender under our credit facility.

U.S. Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of options under the Plan.

The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and, as a result, employees who participate in the Plan will be afforded favorable tax treatment subject to meeting certain requirements specified by the Internal Revenue Code. In general, there are no federal income tax consequences to a participant upon the grant of the option to purchase shares under the Plan at the beginning of an offering period or upon its exercise at the end of an offering period. Upon the disposition of shares of common stock acquired upon exercise of an option, the participant will generally be subject to tax and the nature and amount of the tax will depend on whether the employee has satisfied the statutory holding period.

If the employee holds shares acquired under the Plan for at least two years from the grant date of his or her option and at least one year from the date he or she acquired the shares, any gain on the sale of the shares will be taxed as ordinary income to the extent of the lesser of (i) the amount by which the fair market value of the shares on the grant date (i.e., the first day of the offering period) exceeded the exercise price for the option, or (ii) the amount by which the fair market value of the shares on the date of sale exceeds the exercise price of the option. Any additional gain or loss will be taxed as long-term capital gain or loss.

If the participant sells or otherwise disposes of the shares before the expiration of the statutory holding period, then in the year of such “disqualifying” disposition, the participant will be required to recognize ordinary income equal to the difference between the fair market value of the shares on the date of the exercise of the option and the exercise price of the option. Any additional gain or loss will be short-term or long-term gain or loss depending on the length of time the employee has held the shares.

The Company is not entitled to any deduction with respect to the difference between the fair market value of the common stock and the option exercise price if the participant satisfies the statutory holding period described above. If shares are sold before the statutory holding period is satisfied, the Company receives a tax deduction for any ordinary income recognized by the participant in such event.

Required Vote

Approval of the Employee Stock Purchase Plan will require affirmative “FOR” votes from a majority of those shares present, either in person or by proxy, and entitled to vote at the Annual Meeting.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the approval of the Employee Stock Purchase Plan.

PROPOSAL NO. 4—AMENDMENT OF THE PERFORMANCE AWARD PLAN

General

The Company’s Performance Award Plan was originally adopted by the Board of Directors and approved by the Company’s stockholders in August 1998. At the 2000 Annual Meeting, the Company’s stockholders approved (i) an increase to the maximum number of shares of common stock that could be delivered pursuant to awards granted under the Plan from 7,000,000 to 13,000,000 and (ii) limits on the maximum number of awards that could be granted to individuals to assure the Plan’s conformity to the requirements of Section 162(m) of the Internal Revenue Code which enabled the Company to continue to be entitled to certain federal tax deductions.

On June 3, 2003, the Board of Directors adopted, subject to stockholder approval, an amendment to increase a limit on restricted stock awards reserved for issuance under the Plan from 350,000 to 700,000 shares and decided to seek stockholder approval of the material terms relating to cash awards and restricted stock awards in order that such awards are deductible under Section 162(m) of the Internal Revenue Code. The Company reserves the right to pay employees, including recipients of awards under the Performance Award Plan, amounts which may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code.

The Board of Directors believes it would be in the best interest of the Company and its stockholders to amend the Plan to increase the number of shares available for restricted stock awards as described herein and to approve the material terms of future cash payments that may be granted to individuals. There are several years remaining in the life of the Plan as awards can be made under the Plan until August 4, 2008. Approval of the actions contemplated in this proposal will enable us to further fulfill the purpose of the Plan and provide us with greater flexibility in making awards which we continue to believe is an important component of compensation and is necessary to attract and retain outstanding employees.

Summary of the Performance Award Plan

The principal provisions of the Plan are summarized below. This summary is not a complete description of all the Plan’s provisions, and is qualified in its entirety by reference to the Plan (as amended and restated), which is attached to this Proxy Statement as Appendix B. Capitalized terms not defined in the summary have the meaning set forth in the Plan.

Purpose.    The purpose of the Plan is to promote the Company’s success and the interests of the Company’s stockholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company; to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under the Plan; and to further align their respective interests with those of the Company’s stockholders through awards of stock-based incentives. The granting of performance awards pursuant to the Plan has been and will continue to be an important part of the compensation of the Company’s employees.

Administration.    The Plan will be administered by the Board of Directors or a committee appointed by the Board. The Board, or if applicable, the committee will have broad authority to (i) designate recipients of discretionary awards, (ii) determine or modify (subject to any required consent) the terms and provisions of awards, including the price, vesting provisions, terms of exercise and expiration dates, (iii) approve the form of award agreements, (iv) determine specific objectives and performance criteria with respect to performance awards, and (v) construe and interpret the Plan. The Board, or if applicable, the committee will have the discretion to accelerate and extend the exercisability or term and establish the events of termination or reversion of outstanding awards. The amount of each participant’s award for the 2003 fiscal year (which runs from June 1, 2003 through April 30, 2004) will be determined based on the discretion of the Board, or if applicable, the committee. As a result, the Company cannot determine the number or type of awards that will be granted to any participant for the 2003 fiscal year.

Eligibility.    Officers (whether or not a director), employees, directors and other eligible persons selected by the Board, or if applicable, the committee, are eligible to participate in the Plan. As of the date hereof, approximately 1,334 people are eligible to participate in the Plan.

Number of Shares.    The maximum number of shares subject to those options and SARs that are granted during any one calendar year to any one individual is limited to 700,000 shares while the maximum number of shares subject to all awards (either performance or otherwise) that may be granted to an individual in the aggregate in any one calendar year is 1,050,000. A non-employee director may not receive awards in respect of more than 50,000 shares in the aggregate in any one calendar year. As of July 22, 2003, the closing price on the New York Stock Exchange of a share of the Company’s common stock was $9.22.

Types of Awards.    Awards under the Plan may be in the form of nonqualified stock options, incentive stock options, stock appreciation rights (SARs), restricted stock, or performance-based awards. Awards may be granted individually or in combination with other awards. Any cash bonuses and other performance awards under the Plan will depend upon the extent to which performance goals set by the a committee consisting solely of two or more outside directors are met during the performance period.

Stock Options.    An option represents the right to buy common stock of the Company at an exercise price specified in the applicable option agreement. Each option granted will be designated by the Board, or if applicable, the committee, in the applicable option agreement, as either an incentive stock option or a nonqualified stock option. No incentive stock option may be granted at a price that is less than the fair market value of the common stock (110% of fair market value of common stock of the Company for certain participants) on the date of grant. Nonqualified stock options and other awards may be granted at prices below the fair market value of the common stock on the date of grant.

Stock Appreciation Rights.    A stock appreciation right is a right to receive a number of shares of common stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the fair market value of the common stock. Unless the applicable award agreement or the Board, or if applicable, the committee otherwise provides, a stock appreciation right related to another award will be exercisable at such time or times, and to the extent, that the related award will be exercisable. A stock appreciation right granted independently of any other award will be exercisable pursuant to the terms of the award agreement. To the extent that a stock appreciation right is exercised, only the actual number of delivered shares of common stock will be charged against the maximum amount of common stock that may be delivered pursuant to awards under the Plan. The number of shares subject to the stock appreciation right and the related option will, however, be reduced by the number of underlying shares as to which the exercise related, unless the award agreement otherwise provides.

Restricted Stock Awards.    Restricted stock awards can be issued for nominal or the minimum lawful consideration. Typically, the participant may vote restricted stock, but any dividend on restricted shares will be held in escrow subject to forfeiture until the shares have vested. Currently, no more than 350,000 shares are available for restricted stock awards, subject to exceptions for restricted stock awards based on past service, deferred compensation and performance awards. Approval of this proposal would approve an amendment to increase the limit to 700,000 shares.

Cash-Based Performance Awards.    With respect to cash-based performance awards, no more than $2.5 million per year, per performance cycle may be awarded to any one eligible individual. No more than one performance cycle may begin in any one year with respect to cash-based performance awards.

Performance-Based Awards; Performance Goals.    In addition to options and SARs, cash awards or equity based awards, which depend on the achievement of pre-established performance goals within the meaning of Section 162(m) of the Internal Revenue Code, may be granted to the Company’s officers under the Plan. The specific performance goals will be set by a qualified committee of the Board of Directors created for these purposes and the specific targets will be set by such committee when their attainment is substantially uncertain.

The permitted performance goals under the Plan may be based on the performance of the Company on a consolidated, segment, subsidiary or division basis, with revenue growth, net earnings (before or after taxes or before or after interest, taxes, depreciation and amortization), cash flow, return on equity, return on assets or return on net investment, cost containment or reduction, or any combination thereof. The applicable performance measurement period may not be less than one nor more than ten years, or five years in respect of such awards payable only in cash. Before any performance-based award is paid, the committee must certify that the specific performance goals and any other material terms of the awards are satisfied.

Amendment of the Plan, Termination and Term.    The Board of Directors has the authority to amend, suspend or discontinue the Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant. The Plan may be amended by the Board of Directors without stockholder approval unless such approval is required by applicable law. The Plan will remain in existence as to all outstanding awards until such awards are exercised or terminated. In general, the maximum term of options, SARs and other rights to acquire common stock under the Plan is ten years after the initial date of award. No award can be made after August 4, 2008.

Transfer Restrictions.    Awards under the Plan are generally nontransferable by the holder of the award. During the holder’s lifetime, rights under the Plan generally will be exercisable only by the holder, subject to such exceptions as may be authorized by the Board, or if applicable, the committee, in accordance with the Plan.

Automatic Grants to Non-Employee Directors.    Under the Plan, each director who is not an officer or employee and who is or thereafter becomes a director will be automatically granted a nonqualified stock option to purchase 2,500 shares of common stock when the person takes office, at an exercise price equal to the fair market value of the common stock on that date. In addition, on the day of the annual stockholders meeting, each then-continuing non-employee director will be granted a nonqualified stock option to purchase 2,500 shares of common stock at an exercise price equal to the fair market value of the common stock at the close of trading on that date. Non-employee directors may also be granted discretionary awards. All automatically granted non-employee director stock options will have a ten-year term and will be immediately exercisable.

Change in Control.    Upon a Change in Control Event, each option and SAR will become immediately exercisable, restricted stock will immediately vest free of restrictions, and each performance-based share award will be issued to the holder, unless the Board, or if applicable, the committee determines to the contrary. A “Change in Control Event” is defined generally to include certain changes in a majority of the membership of the Board of Directors over a period of two years or less, the acquisition of more than 30% of the Company’s outstanding voting securities by a person unrelated to the Company and its affiliates, or stockholder approval of the dissolution or liquidation of the Company or a transfer of substantially all of the Company’s assets, a merger, consolidation or reorganization (other than with an affiliate) whereby stockholders hold or receive less than 70% of the outstanding voting securities of the resulting entity after such event. In addition, if any participant’s employment is terminated by us for any reason (other than for cause) either in express anticipation of, or within one year after a Change in Control Event, then all awards held by that participant will vest in full immediately before his or her termination date. The committee may also provide for alternative settlements (including cash payments), the assumption or substitution of awards or other adjustments in the Change in Control context of any other reorganization of the Company.

Repricing/Cancellation and Regrant/Waiver of Restrictions.    The committee from time to time may authorize, generally or in specific cases only, for the benefit of any eligible person, any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an option, SAR or other award granted under the Plan by cancellation of an outstanding award and a subsequent regranting of an award, by amendment, by substitution of an outstanding award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise, base or purchase price of the original or prior award, provide for a greater or lesser number of shares subject to the award, or provide for a longer or shorter vesting or exercise period.

U.S. Federal Income Tax Implications

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of options or stock appreciation rights.

The grant of an option or stock appreciation right will create no tax consequences for the recipient or the Company. A recipient will not recognize taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option (other than an incentive stock option) or stock appreciation right, the recipient generally will recognize ordinary income equal to the excess of the fair market value of the freely transferable and nonforfeitable shares (and/or cash or other property) acquired on the date of exercise over the exercise price.

Upon a disposition of shares acquired upon exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the recipient generally will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the date of exercise of the incentive stock option over the exercise price, or (ii) the amount realized upon the disposition of the incentive stock option shares over the exercise price. Otherwise, a recipient’s disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) or stock appreciation right generally will result in short-term or long-term (which will always be the case for incentive stock options if the holding periods are met) capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in option shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of an option or stock appreciation right. The Company generally is not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient or that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the recipient holds the shares for the incentive stock option holding periods prior to disposition of the shares and may not be entitled to any deduction with respect to certain options or stock appreciation rights that may be exercised by “covered employees.”

Vote Required

Approval of the amendment to increase the number of restricted shares that may be issued under the Plan and the approval of the material terms relating to cash awards and restricted stock awards will require affirmative “FOR” votes from a majority of those shares present, either in person or by proxy, and entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of this Proposal No. 4 relating to the Performance Award Plan.

The following table sets forth the number of options that have been received by the persons and groups named below. No associate of a director or executive officer has received options under the Plan nor has any person received more than 5% of the options under the Plan. Options and other awards which may be awarded in the future are not determinable at this time.

Name	Title	Aggregate Number of Options Received Under the Performance Award Plan
Paul Reilly	Chief Executive Officer, Chairman and Director Nominee	900,000

Gary Burnison	Chief Financial Officer and Executive Vice President	100,000

Gary Hourihan	President of Management Assessment and Executive Vice President of Organizational Development	127,004

Robert McNabb	Chief Executive Officer of Korn/Ferry International Futurestep, Inc.	80,000

Patti Hart	Director Nominee	13,290

Current Executive Officers as a Group		1,207,004

Current Directors who are not Executive officers as a Group		1,127,483

Employees and Current Non-Executive Officers as a Group		9,165,217

THE BOARD OF DIRECTORS

The members of the Board of Directors are grouped into three classes: Class 2004 Directors will serve until the Annual Meeting of Stockholders in 2004; Class 2005 Directors will serve until the Annual Meeting of Stockholders in 2005; and Class 2006 Directors will serve until the Annual Meeting of Stockholders in 2006.

Class 2004 Directors

The following table sets forth certain information regarding the Class 2004 Directors, who will serve on the Board until the Annual Meeting of Stockholders in 2004.

Name	Age	Business Experience	Director Since
James E. Barlett	59	Mr. Barlett was Chairman, President and Chief Executive Officer of Galileo International until October 2001. From 1994 to 1997, Mr. Barlett was President and Chief Executive Officer of Galileo International. Mr. Barlett is also Vice Chairman of TeleTech Holdings, Inc.	1999

Sakie T. Fukushima	52	Ms. Fukushima has been a Vice President since 1993 and Regional Managing Director for Japan since September 2000. She currently serves on the Company’s Asia Pacific Regional Operating Committee. Ms. Fukushima joined us in 1991. Ms. Fukushima is a director of Sony Corporation and a member of its Audit Committee since June 2003 and a director of Kao Corporation since July 2002.	1995

David L. Lowe	43	Mr. Lowe has been Vice Chairman of Friedman Fleischer & Lowe, a private equity firm, since it was founded in 1998. Prior to this, he served as Chief Executive Officer and Chairman of the Board of ADAC Laboratories, a medical diagnostic imaging company. Previously, he worked as a consultant at Bain & Company. He is currently Chairman of the Board of Advanced Career Technologies, Inc. and a director of SteelPoint Technologies, Inc. He is also on the board of the National Children’s Cancer Society.	2002

Edward D. Miller	62	Mr. Miller served as a member of the Supervisory Board and as a Senior Advisor to the Chief Executive of AXA Group from June 2001 through April 2003. From August 1997 through May 2001, Mr. Miller served as President and Chief Executive Officer of AXA Financial, Inc. He also served as Chairman and Chief Executive Officer of AXA Financial, Inc.’s principal subsidiary, AXA Client Solutions, and as a director of AXA Financial, Equitable Life, Alliance Capital and Donaldson, Lufkin & Jenrette. Mr. Miller is currently a director of KeySpan Corporation and Topps Company, Incorporated. He also serves on the Board of Governors of the United Way of Tri-State and is Chairman of the Board of Phoenix House.	2002

Class 2005 Directors

The following table sets forth information regarding the Class 2005 Directors, who will serve on the Board until the Annual Meeting of Stockholders in 2005.

Name	Age	Business Experience	Director Since
Frank V. Cahouet	71	Mr. Cahouet retired as Chairman, President and Chief Executive Officer of Mellon Financial Corporation in 1998, positions which he had held since 1987. Mr. Cahouet is a director of Avery Dennison Corporation, Allegheny Technologies Inc., Teledyne Technologies Inc. and Saint-Gobain Corporation.	1999

Spencer C. Fleischer	49	Mr. Fleischer has been Vice Chairman of Friedman Fleischer & Lowe, a private equity firm, since it was founded in 1998. Mr. Fleischer was previously a Managing Director at Morgan Stanley, which he joined in 1979 and where he was most recently head of investment banking in Asia. He is a director of Advanced Career Technologies, Inc. and SteelPoint Technologies, Inc.	2002

Charles D. Miller	75	Mr. Miller retired as Chairman of Avery Dennison Corporation in April 2000. From April 1983 through April 1998, Mr. Miller was Chairman and Chief Executive Officer of Avery Dennison Corporation. Mr. Miller is also Chairman of Nationwide Health Properties, Inc. and a director of The Air Group, Avery Dennison Corporation, and Mellon West, a subsidiary of Mellon Financial Corporation. Mr. Miller will retire from the Company’s Board prior to the Annual Meeting.	1999

Gerhard Schulmeyer	64	Mr. Schulmeyer served as President and Chief Executive Officer of Siemens Corporation from 1999 until 2001. From 1994 through 1998, Mr. Schulmeyer was President and Chief Executive Officer of Siemens Nixdorf, Munich/Paderborn. Mr. Schulmeyer is also a director of Alcan Aluminum Ltd., Zurich Financial Service and Ingram Micro Inc. Mr. Schulmeyer is currently a Professor at MIT Sloan School of Management.	1999

Nominees for Class 2006 Directors

The following table sets forth certain information regarding the Class 2006 Directors, who, if elected at the 2003 Annual Meeting, will serve on the Board until the Annual Meeting of Stockholders in 2006.

Name	Age	Business Experience	Director Since
Patti S. Hart	47	Ms. Hart was Chairman and Chief Executive Officer of Excite@Home, from April 2001 to March 2002. Excite@Home filed for bankruptcy under Chapter 11 of the Federal Bankruptcy Code in September 2001. Prior to joining Excite@Home, Ms. Hart served as Chief Executive Officer and President of Telocity, Inc., from June 1999 until April 2001. From February 1994 to April 1999, she served as President and Chief Operating Officer of Sprint’s Long Distance Division. Ms. Hart is also a director of Plantronics.	2000

Name	Age	Business Experience	Director Since
Paul C. Reilly	49	Mr. Reilly was elected to the position of Chairman of the Board and Chief Executive Officer in June 2001. Prior to joining Korn/Ferry International, Mr. Reilly was Chief Executive Officer of KPMG International from October 1998. Prior to being named to that position, Mr. Reilly served as Vice Chairman Financial Services of KPMG L.L.P., the United States member firm of KPMG International. Mr. Reilly joined KPMG International as a partner in 1987.	2001

Statement on Corporate Governance

The Board held nine meetings during fiscal 2003, and all of the directors attended at least 75% of the Board meetings and the meetings of committees of which they were members.

Although the full Board considers all major decisions, the Bylaws permit the Board to have the following standing committees to more fully address certain areas of importance: an Audit Committee, a Compensation and Personnel Committee and a Nominating and Corporate Governance Committee. The members of the standing committees are:

Name	Audit	Compensation and Personnel	Nominating and Corporate Governance

James E. Barlett	X		X(Chair)

Frank V. Cahouet	X(Chair)	X

Patti S. Hart			X

David L. Lowe		X

Charles D. Miller	X	X(Chair)

Edward D. Miller		X

Gerhard Schulmeyer		X	X

Mark C. Thompson			X

Audit Committee.    The Audit Committee makes recommendations concerning selection, evaluation and, if appropriate, the replacement of independent auditors, independent auditors’ qualifications and independence, reviews the plans and results of the audit engagement with the independent auditors, approves professional services provided by the independent auditors and financial reporting principles and policies, considers the range of audit and non-audit fees, reviews the adequacy of the Company’s internal accounting controls and ensures the integrity of financial information supplied to stockholders. The Audit Committee is also available to receive reports, suggestions, questions and recommendations from the independent auditors, the Chief Financial Officer and the General Counsel. It also confers with those parties in order to assure the sufficiency and effectiveness of the programs being followed by corporate officers in the area of compliance with legal and regulatory requirements, business conduct and conflicts of interest. The Audit Committee is composed entirely of outside directors and met eight times in fiscal 2003. The Board has adopted a written charter for the Audit Committee. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as required by the applicable listing standards of the New York Stock Exchange. Charles D. Miller will serve on the Audit Committee until September 2003.

Compensation Committee.    The Compensation and Personnel Committee is comprised entirely of directors who have never served as officers of the Company. The Compensation and Personnel Committee (a) approves and oversees compensation programs of the Company, including incentive and stock option programs provided to members of the Company’s senior management group, including all named executive officers, and

(b) approves or recommends to the Board, as required, specific compensation actions, including salary adjustments, annual cash bonuses, stock option grants and employment contracts for the Chief Executive Officer and other members of the Company’s senior officer group. The Compensation and Personnel Committee met eight times during fiscal 2003. Charles D. Miller will serve as Chairman of the Compensation and Personnel Committee until September 2003.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee recommends criteria to the Board for the selection of nominees to the Board, evaluates all proposed nominees, recommends nominees to the Board to fill vacancies on the Board, and, prior to each Annual Meeting of Stockholders, recommends to the Board a slate of nominees for election to the Board by the stockholders at the Annual Meeting. The Nominating and Corporate Governance Committee also seeks possible nominees for the Board and otherwise serves to aid in attracting qualified nominees to be elected to the Board. The Nominating and Corporate Governance Committee does not consider nominees recommended by the stockholders. The Nominating and Corporate Governance Committee is composed entirely of outside directors. The Nominating and Corporate Governance Committee met three times in fiscal 2003. Mark Thompson will serve on the Nominating and Corporate Governance Committee until September 2003 and will not stand for re-election.

Directors’ Compensation

Directors who are also employees or officers do not receive any additional compensation for their service on the Board. Non-employee directors are automatically granted, under the Company’s Performance Award Plan, a nonqualified stock option to purchase shares of common stock with a value of $28,000 as an annual retainer. One fourth of the annual amount is granted quarterly. Non-employee directors also receive $1,200 in cash for each regular or special meeting attended and $1,200 in cash for telephonic meetings. In addition, committee chairs receive $4,000 in cash annually. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their duties as directors.

Directors who are not officers or employees are eligible to receive annual stock option grants under the Company’s Performance Award Plan. Under the Performance Award Plan, a non-employee director is automatically granted a nonqualified stock option to purchase 2,500 shares of common stock when the person takes office, at an exercise price equal to the price of the common stock at the close of trading on that date. In addition, on the day of the Annual Meeting of Stockholders in each calendar year, beginning with the year after they are first elected and continuing for each subsequent year during the term of the Performance Award Plan, each continuing non-employee director is granted a nonqualified stock option to purchase 2,500 shares of common stock at an exercise price equal to the market price of the common stock at the close of trading on that date. Non-employee directors may also be granted discretionary awards. All automatically granted non-employee director stock options will have a ten-year term and will be immediately exercisable. If a non-employee director’s services are terminated for any reason, any automatically granted stock options held by the non-employee director that are exercisable will remain exercisable for sixty months after such termination of service or until the expiration of the option term, whichever occurs first. Automatically-granted options are subject to the same adjustment, assumption, conversion and similar provisions that apply to awards generally, except that in the case of a change of control, any changes or Board or committee actions relating to the non-employee director options (1) must be effected through a stockholder approved reorganization agreement or otherwise be consistent with the effect on options held by persons other than executive officers and directors of the Company and (2) must be consistent in respect of the underlying shares with the effect on stockholders generally. Any outstanding automatic option grant that is not exercised prior to a change in control event in which we do not survive will terminate, unless the option is assumed or replaced by the surviving corporation.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of July 22, 2003 the names and holdings of each director and each nominee for director, the names and holdings of each executive officer named in the Summary Compensation Table (the

“named executive officers”), and the holdings of all directors, nominees and executive officers as a group. The following table also sets forth the names of those persons known to us to be beneficial owners of more than 5% of the Company’s common stock.

Name of Beneficial Owner	Amount Beneficially Owned and Nature of Beneficial Ownership(1)	Percent of Class

Paul C. Reilly	470,000(2)	*

James E. Barlett	15,290(3)	*

Frank V. Cahouet	37,790(4)	*

Spencer C. Fleischer	5,486,993(16)	14.60%

Sakie T. Fukushima	187,418(5)	*

Patti S. Hart	13,290(6)	*

David L. Lowe	5,486,993(16)	14.60%

Charles D. Miller	50,290(7)	*

Edward D. Miller	18,153(8)	*

Gerhard Schulmeyer	15,290(9)	*

Mark C. Thompson	13,390(10)	*

Gary D. Burnison	66,750(11)	*

Gary C. Hourihan	155,106(12)	*

Robert H. McNabb	49,967(13)	*

All directors and executive officers as a group (14 persons)	6,590,080(14)	17.53%

Farrallon Capital Management, L.L.C. and Farrallon Partners, L.L.C.	2,137,500(15)	5.69%

Friedman Fleischer & Lowe Capital Partners, L.P. and FFL Executive Partners, L.P.	5,476,640(16)	14.60%

SPO Partners II, L.P., SPO Advisory Partners, L.P., SPO Advisory Corp., John M. Scully, William E. Oberndorf and William J. Patterson	4,366,300(17)	11.62%

State of Wisconsin Investment Board	2,975,000(18)	7.92%

*	Designates ownership of less than 1% of the Company’s outstanding common shares.

(1)	Other than with respect to the shares held under the 401(k) plan and the options under the Performance Award Plan, each person has sole voting and dispositive power with respect to the shares shown unless otherwise indicated.

(2)	Holding includes 200,000 shares of restricted stock as to which Mr. Reilly has voting power and right to acquire beneficial ownership of 200,000 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(3)	Holding includes right to acquire beneficial ownership of 15,290 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(4)	Holding includes 22,500 shares of common stock held by the Frank V. Cahouet Revocable Trust dated November 2,1993 and right to acquire beneficial ownership of 15,290 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(5)	Holding includes right to acquire beneficial ownership of 87,426 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(6)	Holding includes right to acquire beneficial ownership of 13,290 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(7)	Holding includes 35,000 shares of common stock held by the Miller Family Trust dated September 8, 1988 and right to acquire beneficial ownership of 15,290 shares of common stock within 60 days through the exercise of the options granted under the Performance Award Plan.

(8)	Holding includes right to acquire beneficial ownership of 10,353 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(9)	Holding includes right to acquire beneficial ownership of 15,290 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(10)	Holding includes right to acquire beneficial ownership of 13,290 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(11)	Holding includes 40,000 shares of restricted stock as to which Mr. Burnison has voting power and right to acquire beneficial ownership of 10,000 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(12)	Holding includes 30,000 shares of restricted stock as to which Mr. Hourihan has voting power and right to acquire beneficial ownership of 68,494 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(13)	Holding includes 20,000 shares of restricted stock as to which Mr. McNabb has voting power and right to acquire beneficial ownership of 11,667 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(14)	Total holding as a group includes 35,000 shares of common stock held by the Miller Family Trust dated September 8, 1988, 22,500 shares of common stock held by the Frank V. Cahouet Revocable Trust dated November 2, 1993, securities convertible into or exercisable for 5,476,640 shares of common stock held by Friedman Fleischer & Lowe Capital Partners, L.P. and FFL Executive Partners, L.P., 290,000 shares of restricted stock which have voting power and right to acquire beneficial ownership of a total 496,386 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan.

(15)	Shares are owned of record by several Farrallon affiliates. The investment managers that hold beneficial ownership of all such securities include Enrique H. Boilini, David I. Cohen, Joseph F. Downes, William F. Duhamel, Andrew B. Fremder, Richard B. Fried, Monica R. Landry, William F. Mellin, Steven L. Millham, Meridee A. Moore, Thomas F. Steyer and Mark C. Wehrly. This information is obtained from the Schedule 13G filed on February 6, 2003.

(16)	Freidman Fleischer & Lowe Capital Partners, L.P. holding includes 4,089,155 shares of common stock issuable upon conversion of convertible notes, 1,022,259 shares of common stock issuable upon conversion of preferred stock and 267,881 shares of common stock issuable upon exercise of warrants. FFL Executive Partners, L.P. holding includes 73,975 shares of common stock issuable upon the conversion of convertible notes, 18,524 shares of common stock issuable upon conversion of preferred stock and 4,846 shares of common stock issuable upon conversion of warrants. The investment managers are Tully M. Friedman, Spencer C. Fleischer and David L. Lowe. This information was obtained from the Schedule 13D filed on July 2, 2002. The holdings of Spencer C. Fleischer and David L. Lowe, each as individual directors, also includes right to acquire beneficial ownership of 10,353 shares of common stock within 60 days through the exercise of options granted under the Performance Award Plan. Both Spencer C. Fleischer and David L. Lowe disclaim beneficial ownership of such stock options for the purpose of Section 16 or for any other purposes.

(17)	Shares are owned of record by several SPO affiliates. The controlling persons of SPO Advisory Corp. and its affiliates are John H. Scully, William E. Oberndorf and William J. Patterson. This information is obtained from the Schedule 13D/A filed on May 16, 2003 and the most recent Form 4 filed on June 19, 2003.

(18)	This information is obtained from the Schedule 13G/A filed on February 12, 2003.

EXECUTIVE COMPENSATION

Report of the Compensation and Personnel Committee

The following report will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or deemed filed under those Acts.

Executive Compensation Philosophy

In establishing and assessing the compensation programs and compensation policies for the executive officers and other senior executives, the Committee is guided by the following principles:

•	The total compensation of executive officers of the Company and other key employees must be competitive with those of other major executive recruiting firms, recognizing the Company’s size relative to the Company’s peers;

•	Individual cash bonuses and stock option awards should be closely tied to the performance of the Company as a whole, as well as to the team and individual performance of the executive group; and

•	The interests of senior management and the Company’s stockholders should be closely aligned through direct management ownership of the common stock of the Company, and by providing a meaningful portion of each key employee’s total compensation in the form of stock options.

Because a number of the Company’s peer organizations are privately-held, precise information regarding the senior executive compensation practices among the Company’s competitor group is difficult to obtain. In addition, even when such data are available, meaningful differences in size, complexity and organizational structure among the Company’s competitor group make direct comparisons of compensation practices problematic. In assessing the competitiveness of the Company’s senior executive compensation, the Committee relies on information obtained from the proxies of publicly-traded competitors, information derived from data obtained from executives and senior search consultants we recruited from competitor organizations, and the Committee’s general knowledge of the market for senior management positions. From time to time, the Committee also retains compensation consultants to assess the competitiveness of the Company’s officer compensation and to make suggestions regarding compensation program design.

Senior Executive Compensation

The compensation provided to the Company’s senior officers, including the named executive officers, consists of an annual base salary, an annual cash bonus, restricted stock and stock options granted at the market price of the common stock of the Company as of the date of grant.

Base Salaries

Base salaries for the Company’s executive officers, including the Chief Executive Officer, and selected other key employees, are established annually by the Committee based on the Committee’s understanding of competitive practices among the Company’s major competitors, internal equity considerations, and individual performance.

Cash Bonuses

The actual annual cash bonus of each executive officer, including the Chief Executive Officer, is determined by the Committee based on its assessment of the performance of the Company and of the executive officers as a group (team performance) and as individuals. The assessment of individual performance is based on factors deemed important by the Committee. The target and maximum cash bonuses available to each executive officer are more fully described in each executive officer’s employment contract on pages 29-31 of this proxy statement.

In determining the level of cash bonuses for the Company’s executive officers, including the Chief Executive Officer, for fiscal 2003, the Committee took into consideration the Company’s financial performance and stock price performance, the performance of the Company’s subsidiary operations, including Futurestep, and the performance of each officer. Cash bonuses were awarded to executive officers as follows: Paul Reilly, $550,000; Gary Burnison, $300,000; Gary Hourihan, $175,000; and Robert McNabb, $175,000.

Restricted Stock

On June 30, 2003, restricted stock grants were awarded to executive officers as follows: Paul Reilly, 100,000 shares; Gary Burnison, 30,000 shares; Gary Hourihan, 20,000 shares; and Robert McNabb, 20,000 shares. The restricted stock awarded will vest in three equal annual installments beginning on June 30, 2004.

Stock Options

As part of their total compensation package, each of the Company’s executive officers, including the Chief Executive Officer, is eligible to receive an annual grant of stock options (performance options). On June 30, 2003, the Committee approved stock option awards as follows: Paul Reilly, 250,000 shares; Gary Burnison, 50,000; Gary Hourihan, 25,000 shares; and Robert McNabb, 25,000 shares. The stock options awarded will vest in three equal annual installments beginning on June 30, 2004.

Employment Contracts

Each of the Company’s named executive officers is covered by an employment agreement or letter of employment that provides for a minimum level of salary, cash bonus potential, and option and benefit eligibility. The agreements also provide for a defined severance benefit in the event of a termination of employment without “cause” or for “good reason” as such terms are defined in the agreements. Such severance benefits range up to two times salary and target bonus depending upon the officer. The agreements also provide for the continuation of health and welfare benefits upon a termination without cause or for good reason. It is the Committee’s belief that such agreements are necessary from a competitive perspective and also contribute to the stability of the management team. On or about July 1, 2003, the Board amended Paul Reilly’s employment term to five years, from June 30, 2001 through June 30, 2006.

Internal Revenue Code Section 162(m)

As one of the factors in the review of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company. The deductibility of some types of compensation for executive officers depends upon the timing of an executive’s vesting or exercise of previously granted rights or on whether such plans qualify as “performance-based” plans under the provisions of the tax laws. The Committee usually seeks to satisfy the requirements necessary to allow the compensation of its executive officers to be deductible under Section 162(m) of the Internal Revenue Code, as amended, but may also approve compensation that is not deductible under Section 162(m).

Compensation and Personnel Committee

Charles D. Miller, Chair

Frank V. Cahouet

David L. Lowe

Gerhard Schulmeyer

Edward D. Miller

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation			Restricted Stock (as of Date of Grant) ($)(1)	Long-Term Compensation Awards Securities Underlying Options (#)(2)	All Other Compensation ($)(3)

		Salary ($)	Bonus ($)	Other Annual Compensation ($)

Paul C. Reilly Chief Executive Officer and Chairman of the Board	2003 2002	650,000 500,542(6)	550,000(4) 1,400,000(7)	0 0	810,000 1,549,000	250,000 650,000	14,236(5) 9,403(8)

Gary D. Burnison Chief Financial Officer and Executive Vice-President	2003 2002	350,000 37,083(10)	300,000 0	0 0	243,000 74,400	50,000 50,000	8,769(9) 630(11)

Gary C. Hourihan Executive Vice-President of Organizational Development and President of Management Assessment	2003 2002 2001	375,000 336,000(13) 356,666	175,000 0 612,000	0 0 0	162,000 74,400 0	25,000 30,000 10,530	11,896(12) 13,541(14) 26,729(15)

Robert H. McNabb Chief Executive Officer of Korn/Ferry International Futurestep, Inc.	2003 2002	425,000 177,083(17)	175,000 0	0 0	162,000 0	25,000 55,000	12,258(16) 4,348(18)

(1)	The restricted stock grants were made subsequent to April 30, 2003.

(2)	The Company’s executive officers were granted stock options in connection with the commencement of employment and performance-related stock options.

(3)	No contributions were made to the Company’s 401(k) plan for fiscal 2003.

(4)	Represents a bonus of $550,000 which Mr. Reilly will receive on July 15, 2003.

(5)	Represents a tuition reimbursement of $2,000, an auto allowance of $7,200, executive life insurance premiums and/or imputed income of $1,637, executive medical benefits premium of $3,219 and travel accident insurance premiums of $180.

(6)	Represents compensation paid to Mr. Reilly from June 29, 2001, when he joined the Company, through the end of fiscal 2002. From June 29, 2001 until August 31, 2001, Mr. Reilly’s base salary was paid at an annual rate of $650,000. From September 1, 2001 until April 30, 2002, Mr. Reilly’s base salary was paid at an annual rate of $585,000.

(7)	Represents a guaranteed bonus of $1,000,000, of which Mr. Reilly received $500,000 on April 30, 2002 and elected to defer payment of the remaining $500,000 until December 31, 2002. Includes also a payment of $400,000 made at the start of employment as compensation for unpaid bonus by previous employer.

(8)	Represents an auto allowance of $6,030, executive life insurance premiums and/or imputed income of $1,258, executive medical benefits premium of $1,852 and travel accident insurance premiums of $263.

(9)	Represents an auto allowance of $5,400, executive medical benefits premium of $3,219 and travel accident insurance premiums of $150.

(10)	Represents compensation paid to Mr. Burnison from March 20, 2002, when he joined the Company, through the end of fiscal 2002. Mr. Burnison’s base salary for fiscal 2002 was paid at an annual rate of $325,000.

(11)	Represents an auto allowance of $630.

(12)	Represents an auto allowance of $7,200, executive life insurance premiums and/or imputed income of $1,327, executive medical benefits premium of $3,219 and travel accident insurance premiums of $150.

(13)	Represents compensation paid to Mr. Hourihan for fiscal 2002. From May 1, 2001 until August 31, 2001, Mr. Hourihan’s base salary was paid at an annual rate of $360,000. From September 1, 2001 until April 30, 2002, Mr. Hourihan’s base salary was paid at an annual rate of $324,000.

(14)	Represents a tuition reimbursement of $2,000, an auto allowance of $7,200, executive life insurance premiums and/or imputed income of $1,264, executive medical benefits premium of $2,777 and travel accident insurance premiums of $300.

(15)	Represents insurance premiums of $24,729 and a tuition reimbursement of $2,000.

(16)	Represents an auto allowance of $7,200, executive life insurance premiums and/or imputed income of $1,689, executive medical benefits premium of $3,219 and travel accident insurance premiums of $150.

(17)	Represents compensation paid to Mr. McNabb from December 3, 2001, when he joined Futurestep, through the end of fiscal 2002. Mr. McNabb’s base salary for fiscal 2002 was paid at an annual rate of $425,000.

(18)	Represents an auto allowance of $3,000, executive life insurance premiums and/or imputed income of $532, executive medical benefits premium of $694 and travel accident insurance premiums of $122.

Employment Agreements

Paul C. Reilly, Chairman and Chief Executive Officer since June 29, 2001.    In connection with the appointment of Paul Reilly as Chairman and Chief Executive Officer, we entered into an employment agreement with Mr. Reilly. The original term of the agreement is for five years, and will automatically renew for successive three-year periods thereafter until the first June 30th following the date on which Mr. Reilly reaches age 65; provided, however, that either we or Mr. Reilly may terminate the agreement at the end of the initial term or any renewal term by delivering to the other party at least 60 days’ prior written notice. Mr. Reilly’s base salary is $650,000 and the agreement provides for an annual target bonus equal to 150% of base salary and an annual maximum bonus of up to 300% of base salary. In December 2001, Mr. Reilly’s agreement was amended to provide for his minimum bonus of $1,000,000 for fiscal 2002 to be paid in two installments. In addition, the agreement provides that Mr. Reilly will be eligible for an annual grant of stock options having a target grant value of $1,250,000 and a maximum grant value of $1,750,000 based on a Black-Scholes option pricing model valuation. We have also agreed to pay certain transition and relocation costs incurred by Mr. Reilly.

In connection with his election, Mr. Reilly was granted options to purchase 450,000 shares with an exercise price of $15.50 per share, the closing price of the stock in trading in the New York Stock Exchange on June 29, 2001. Of these options 300,000 vest in equal installments over three years and 150,000 vest in three equal installments based on the attainment of specified price levels in the stock of the Company. The price levels for vesting are $28 per share, $33 per share and $38 per share. In addition, the Board made a restricted stock award of 100,000 shares to Mr. Reilly. The restricted stock awarded to Mr. Reilly will vest in three annual installments beginning in June 2002. To the extent not vested, the restricted stock will be forfeited if Mr. Reilly is terminated with cause or he resigns without good reason.

If Mr. Reilly’s employment terminates due to death or disability, then we will pay Mr. Reilly, or his legal representatives, all accrued compensation as of the date of termination, and all outstanding stock options held by Mr. Reilly at the time of termination will vest and remain exercisable until their originally scheduled expiration dates. If Mr. Reilly’s employment is terminated by us for cause, is terminated by Mr. Reilly prior to its expiration without good reason or if Mr. Reilly fails to renew the agreement after its initial term, then we will pay Mr. Reilly all accrued compensation as of the date of termination.

Prior to a change in control, if Mr. Reilly’s employment is terminated by us without cause or is terminated by Mr. Reilly for good reason then we will pay Mr. Reilly all accrued compensation as of the date of termination, and a lump sum amount equal to 200% of his base salary and target bonus. If prior to a change in control, Mr. Reilly’s employment is terminated because the Company elects not to renew the agreement, then Mr. Reilly will be entitled to a lump sum amount equal to his base salary and target bonus. On termination in any of the foregoing circumstances, all of Mr. Reilly’s outstanding stock options as of the date of termination will vest and will remain exercisable until their originally scheduled expiration dates.

If there is a change in control and within 12 months Mr. Reilly’s employment is terminated by us without cause, or because we elect not to renew the agreement before Mr. Reilly reaches the age of 65, or by Mr. Reilly for good reason, then we will pay Mr. Reilly all accrued compensation as of the date of termination, and a lump sum equal to (1) 200% of the greater of his base salary or the annual base salary in effect just prior to the change in control, whichever amount is higher, plus (2) the greater of 200% of his maximum bonus for the incentive year in which such termination occurs or the maximum bonus for the preceding fiscal year. On termination in any of the foregoing circumstances, all of Mr. Reilly’s outstanding stock options as of the date of termination will vest and will remain exercisable until their originally scheduled expiration dates.

Gary D. Burnison, Chief Financial Officer and Executive Vice-President since March 20, 2002.    In March 2002, we made an offer of employment to Gary Burnison as Chief Financial Officer and Executive Vice President. The offer provided that Mr. Burnison would be provided a grant of 30,000 stock options effective on the date such grant was approved by the Compensation Committee of the Board, which occurred on June 3, 2002. Mr. Burnison’s salary is $350,000 per year and the offer provided that he would have a target annual cash bonus of 100% of his base salary and a maximum annual cash bonus opportunity equal to 200% of base salary. In addition, he would be eligible to receive an annual stock option grant with a target grant value equal to 50% of base salary and a maximum grant value equal to 100% of base salary based on a Black-Scholes option pricing model valuation. The offer also provided that should Mr. Burnison be terminated without “cause” as defined in the agreement, he would receive severance equal to 50% of his then current annual base salary plus 50% of his current target cash bonus.

Gary C. Hourihan, Executive Vice-President of Organizational Development and President of Management Assessment since March 2000.  In March 2000, we entered into an employment agreement with Gary Hourihan as Executive Vice President and President of Management Assessment. The initial term of the agreement was through April 30, 2002 and automatically renews for successive two-year periods thereafter until the first April 30th following the date on which Mr. Hourihan reaches age 65; provided, however, that either we or Mr. Hourihan may terminate this agreement at the end of the initial term or renewal term by delivering to the other party at least 120 days’ prior written notice. Mr. Hourihan’s base salary is $375,000 and the agreement provides for an annual target bonus equal to 100% of base salary and an annual maximum bonus of up to 200% of base salary. If, prior to a change in control, Mr. Hourihan’s employment is terminated by us without cause or is terminated by Mr. Hourihan for good reason then we will pay Mr. Hourihan all accrued compensation as of the date of termination, and a lump sum amount equal to 150% of his base salary and target bonus. If Mr. Hourihan’s employment is terminated because the Company elects not to renew the agreement, then Mr. Hourihan will be entitled to a lump sum amount equal to one times his base salary and target bonus. If Mr. Hourihan’s employment is terminated by us for performance reasons, then Mr. Hourihan will be entitled to a lump sum amount equal to one times his base salary and target bonus. On termination in any of the foregoing circumstances, all of Mr. Hourihan’s outstanding stock options as of the date of termination will vest and will remain exercisable until their originally scheduled expiration dates. If there is a change in control and within 12 months Mr. Hourihan’s employment is terminated by us without cause, because we elect not to renew the agreement, or for a performance reason, or by Mr. Hourihan for good reason, Mr. Hourihan is entitled to receive severance payments similar to those described above for Mr. Reilly.

Robert H. McNabb, Chief Executive Officer of Korn/Ferry International Futurestep, Inc. since July 2002.    Korn/Ferry International Futurestep, Inc. entered into an employment agreement with Robert McNabb as President of Futurestep’s Americas and Asia-Pacific regions in December 2001. Mr. McNabb was appointed Chief Executive Officer of Futurestep in July 2002. The agreement provided that Mr. McNabb would be awarded a grant of 35,000 stock options effective on the date such grant was approved by the Compensation Committee of the Board, which occurred on January 7, 2002. Mr. McNabb’s salary is $425,000 per year, and the agreement provides for a target annual cash bonus of 100% of base salary and a maximum annual cash bonus opportunity equal to 200% of base salary. In addition, he is eligible to receive an annual stock option grant with a target grant value equal to 50% of base salary and a maximum grant value equal to 100% of base salary, based on a Black-Scholes option pricing model valuation. The agreement also provides that if Mr. McNabb is terminated without cause, as defined in the agreement, during the initial two-year term of the agreement, he will receive all accrued compensation and a severance payment equal to 150% of his then current annual base salary. If his agreement is not renewed within the renewal period, he will receive severance equal to 100% of his then current annual base salary.

Aggregated Option Exercises and Year-End Option Values

The following table shows information for the named executive officers, concerning:

(1)	exercises of stock options during fiscal 2003; and

(2)	the amount and values of unexercised stock options as of April 30, 2003.

Name	Shares Acquired on Exercise (2)	Value Realized ($)	Number of Securities Underlying Options At FY-End		Value of Unexercised In-the Money Options at FY-End (1) Exercisable

			Unexercisable	Exercisable	Unexercisable	Exercisable

Paul C. Reilly	0	0	550,000	100,000	0	0

Gary D. Burnison	0	0	50,000	0	0	0

Gary C. Hourihan	0	0	47,845	54,159	0	0

Robert H. McNabb	0	0	43,333	11,667	0	0

(1)	This amount represents solely the difference between the closing price on April 30, 2003 of $6.88 per share of the common stock of the Company and the respective exercise prices of those unexercised options that had an exercise price below such market price (i.e., “in-the-money” options). No assumptions or representations regarding the “value” of such options are made or intended.

(2)	This amount represents the number of securities with respect to which the options were exercised with no shares acquired.

Option Grants in Last Fiscal Year

Individual Grants					Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term

Name (a)	Number Of Securities Underlying Option/SAR’s Granted (b)	Percent of Total Options/SAR’s Granted To Employees In Fiscal Year (c)	Exercise Of Base Price ($/Sh) (d)	Expiration Date (e)	5% ($) (f)	10% ($) (g)

Paul C. Reilly	200,000	4.80%	7.38	9/27/2012	928,248	2,352,364

Gary D. Burnison	20,000 30,000	0.48% 0.72%	7.38 9.95	9/27/2012 6/3/2012	92,825 187,236	235,236 474,954

Gary C. Hourihan	30,000	0.72%	7.38	9/27/2012	138,237	352,855

Robert H. McNabb	20,000	0.48%	7.38	9/27/2012	92,825	235,236

Retirement Plan Table

Final Average Salary	Years of Service

	5	10	15	20

200,000	12,500	25,000	37,500	50,000

300,000	18,750	37,500	56,250	75,000

400,000	25,000	50,000	75,000	100,000

500,000	31,250	62,500	93,750	125,000

600,000	37,500	75,000	112,500	150,000

700,000	43,750	87,500	131,250	175,000

800,000	50,000	100,000	150,000	200,000

900,000	56,250	112,500	168,750	225,000

1,000,000	62,500	125,000	187,500	250,000

Estimated Annual Benefit* for Representative Years of Service and Final Average Salary

*Benefit is calculated using full target benefit of 25% of final average salary.

We amended the Company’s Worldwide Executive Benefit Retirement Plan to provide for no annual accruals after April 2003. In addition, we made no accruals to the Plan for fiscal 2002 and fiscal 2003. Under the terms of the Company’s Worldwide Executive Benefit Retirement Plan, designated managing directors and Vice Presidents would be entitled to receive an unfunded supplemental retirement benefit upon attainment of age 65, with a reduced benefit available as early as age 55. The supplemental benefit calculated on a single-life basis would be an annual amount equal to the named executive’s final average salary multiplied by a service percentage. The target service percentage is 25% with 1/20th accrued each year over the first 20 years of participation. The supplemental benefit was also offset by any retirement benefits provided by us and/or the local government. The final average salary is the annual average of the highest consecutive 36 months of salary out of the last 72 months of employment. As of April 30, 2003, the credited years of service with accrued benefits for the Company’s named executive officers was: Paul C. Reilly, 0 years; Gary D. Burnison, 0 years; Gary C. Hourihan, 2 years and Robert H. McNabb, 0 years.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about the Company’s equity compensation plans as of April 30, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the second column of this table)

Equity compensation plans approved by security holders	7,988,727	$12.13	5,011,273(1)

Equity compensation plans not approved by security holders	1,500,000		1,500,000(2)

Total	9,488,727	$12.13	6,511,273

(1)	13,000,000 shares of the common stock of the Company are reserved under the Performance Award Plan.

(2)	1,500,000 shares of common stock of the Company are reserved under the Employee Stock Purchase Plan, which is subject to stockholder approval at this Annual Meeting.

Performance Graph

We have presented below a graph comparing the cumulative total stockholder return on the Company’s shares with the cumulative total stockholder return on (1) a broad equity market index and (2) a published industry index or a company-established peer group. The following graph compares the monthly percentage change in the Company’s cumulative total stockholder return with the cumulative total return of the companies in the Standard & Poor’s 500 Stock Index and a peer group constructed by us. Cumulative total return for each of the periods shown in the performance graph is measured assuming an initial investment of $100 on February 11, 1999, the date public trading of the common stock of the Company began in connection with the Company’s initial public offering, and the reinvestment of any dividends paid by any company in the peer group on the date the dividends were declared.

The peer group is comprised of publicly traded companies, which are engaged principally or in significant part in professional staffing and consulting. The returns of each company have been weighted according to their respective stock market capitalization at the beginning of each measurement period for purposes of arriving at a peer group average. The members of the peer group are Caldwell Partners International Inc. (CWL/A CN), Heidrick & Struggles International, Inc. (HSII), Monster Worldwide Inc. (MNST) and Whitehead Mann Group Plc (WHT.LN)

The stock price performance depicted in this graph is not necessarily indicative of future price performance. This graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or deemed filed under those Acts.

REPORT OF THE AUDIT COMMITTEE

The following report will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or deemed filed under those Acts.

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The responsibilities of the Audit Committee are set forth in the Audit Committee charter, as amended and restated, which has been adopted by the Board of Directors. As set forth in the Audit Committee charter, management of the Company is responsible for maintaining a system of internal controls, appropriate accounting and financial reporting principles and policies and preparing the Company’s financial statements. The independent auditors are responsible for planning and carrying out a proper audit of the financial statements and other procedures requested by the Company.

The Audit Committee of the Board of Directors is comprised of three outside members who, under the current rules of the New York Stock Exchange, are independent. In the performance of the company’s oversight function, eight meetings were held during fiscal 2003. The Audit Committee met with the independent auditors, management and internal auditors, both together and separately, to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent auditors, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the company’s reporting. The Committee discussed with the independent auditors their judgments regarding the quality and acceptability of the Company’s accounting principles, the clarity of its disclosure and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates. The Committee received a letter from the independent auditors required by the Independence Standards Board confirming their independence. The Committee also considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence, and the Committee has discussed with the auditors their independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or with respect to the assessment of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2003 with management and recommended to the Board of Directors that those financial statements be included in the Company’s Form 10-K filing with the Securities and Exchange Commission.

Audit Committee

Frank V. Cahouet, Chair

James E. Barlett

Charles D. Miller

OTHER MATTERS

Certain Relationships and Related Transactions

On June 13, 2002, we entered into a Purchase Agreement with funds managed by Friedman Fleischer & Lowe, LLC pursuant to which we issued and sold to the Friedman Fleischer funds for an aggregate price of $50,000,000 (i) 10,000 shares of the Company’s 7.5% Convertible Series A Preferred Stock at a price of $1,000 per share, (ii) 7.5% Convertible Subordinated Notes Due 2010, in an aggregate principal amount of $40,000,000 and (iii) eight-year warrants to purchase shares of the common stock of the Company. The Company pays part of the dividends on the preferred stock and interest on the notes in additional preferred stock and notes, and the number of shares into which the preferred stock, notes and warrants are convertible or exercisable may be adjusted as a result of certain issuances of the common stock of the Company. The preferred stock, the notes and the warrants are currently convertible into or may be exercised to purchase a total of 5,476,640 shares of the common stock of the Company.

Under the terms of an Investor Rights Agreement we entered into with the Friedman Fleischer funds on June 13, 2002, we agreed to expand the number of directors on the Board from ten to twelve and to designate two persons chosen by Friedman Fleischer to serve on the Board. Friedman Fleischer designated Spencer C. Fleischer and David L. Lowe, both of whom manage the Friedman Fleischer funds, and they were appointed by us to serve on the Board in June 2002. The Investor Rights Agreement is attached as an exhibit to the Company’s Form 8-K filed on June 18, 2002, and more fully describes the rights of the Friedman Fleischer funds.

Section 16(a) Beneficial Ownership Reporting Compliance

We believe that all SEC filings of the Company’s officers, directors and ten percent stockholders complied with the requirements of Section 16 of the Securities Exchange Act of 1934 during fiscal 2003, based on a review of forms filed.

Annual Report to Stockholders

Enclosed with this proxy statement is the Company’s annual report for fiscal 2003, which includes the Company’s Annual Report on Form 10-K (excluding the exhibits thereto). The annual report is enclosed for the convenience of stockholders and should not be viewed as part of these proxy solicitation materials. If any person who was a beneficial owner of the common stock of the Company on July 22, 2003 for the Annual Meeting desires additional information, a complete copy of the Company’s Annual Report on Form 10-K, including the exhibits thereto, will be furnished upon written request. The request should identify the requesting person as a stockholder as of July 22, 2003 and should be directed to Peter L. Dunn, Esq., Corporate Secretary and General Counsel, Korn/Ferry International, 1800 Century Park East, Suite 900, California 90067. The Company’s Annual Report on Form 10-K, including the exhibits thereto, is also available through the SEC’s web site at http://www.sec.gov.

Submission of Stockholder Proposals for Consideration and Nominations of Persons for Election as Directors at the Annual Meeting

In order for business to be properly brought before the Annual Meeting by a stockholder, the stockholder must give notice of such business in writing to Peter L. Dunn, Esq., Corporate Secretary and General Counsel, Korn/Ferry International, 1800 Century Park East, Suite 900, California 90067, at least 90 and not more than 120 days prior to the anniversary of the Annual Meeting of Stockholders in the previous year.

With respect to director nominations and stockholder proposals, such notice must set forth as to each matter the stockholder proposes to bring before the meeting:

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business,

•	the number of shares of the Company owned of record and beneficially by the stockholder and any beneficial owner raising the matter,

•	a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination,

•	a representation whether the stockholder or beneficial holder or any group with which such person is affiliated intends to distribute proxy materials or solicit proxies with respect to the matter,

•	as to any director nomination, a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder,

•	as to any director nomination, such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors, and

•	as to any director nomination, the consent of each nominee to serve as a director of the Company if so elected,

•	as to any business other than director nominations, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and if the business is a proposal to amend the Bylaws, the language of the proposed amendment,

•	as to any business other than director nominations, any material interest of the stockholder in such business, and

•	as to any business other than director nominations, any other information that is required to be provided by the stockholder, in his or her capacity as a proponent of a proposal, pursuant to Regulation 14A under the Exchange Act.

Stockholder Proposals and Nominations for Next Year’s Annual Meeting

Notice of any stockholder proposal or nomination of a person for election as director that is intended by a stockholder to be included in the Company’s proxy statement relating to the Company’s Annual Meeting of Stockholders in 2004 must be received by Peter L. Dunn, Esq., Corporate Secretary and General Counsel, Korn/Ferry International, 1800 Century Park East, Suite 900, California 90067 by April 22, 2004.

Each notice of any stockholder proposal must comply with the Securities Exchange Act of 1934, the rules and regulations thereunder, and the Company’s Bylaws as in effect at the time of such notice.

By Order of the Board of Directors,

Peter L. Dunn
Corporate Secretary and General Counsel

August 4, 2003

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN

YOUR PROXY CARD

IN THE ENVELOPE PROVIDED

AS SOON AS POSSIBLE

APPENDIX A

KORN/FERRY INTERNATIONAL

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Korn/Ferry International Employee Stock Purchase Plan (the “Plan”).

1.     PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation (or a Subsidiary which may be designated by the Committee as “Participating Subsidiary”) and to provide them with an additional incentive to advance the best interests of the Corporation.

2.     DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to

Section 12.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

“Company” means, collectively, the Corporation, its Parent and its Subsidiaries (if any).

“Compensation” means an Eligible Employee’s regular gross pay. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: bonuses (including sign-on and continuation bonuses), overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, incentive compensation, special payments, fees and allowances. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Company.

“Contributions” means all bookkeeping amounts credited to the Account of a Participant pursuant to Section 7(a).

“Corporation” means Korn/Ferry International, a Delaware corporation, and its successors.

“Effective Date” means October 1, 2003, the date designated by the Board upon its adoption of this Plan.

“Eligible Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary” (including any Subsidiaries which have become such after the date that this Plan is approved by the stockholders of the Corporation). Notwithstanding the foregoing, “Eligible Employee” shall not include any employee:

(a)	who has been employed by the Corporation or a Subsidiary for less than six months; or

(b)	whose customary employment is for 20 hours or less per week.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Fair Market Value” on any date means:

(a)	if the Common Stock is listed on the New York Stock Exchange or on another national securities exchange, the closing price of a Share on the New York Stock Exchange or such other exchange on such date, or, if there is no trading of the Common Stock as quoted on the New York Stock Exchange or such other exchange on such date, then the closing price of a Share as quoted on the New York Stock Exchange or such other exchange on the next preceding date on which there was trading in the Shares;

(b)	if the Common Stock is not listed or admitted to trade on a national securities exchange, the last/closing price for a Share on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

(c)	if the Common Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for a Share on such date, as furnished by the NASD or a similar organization; or

(d)	if the Common Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

“Grant Date” means the first day of each Offering Period, as determined by the Committee and announced to potential Eligible Employees.

“Offering Period” means the six-consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period; provided further that the Grant Date for an Offering Period may not occur on or before the Exercise Date for the immediately preceding Offering Period.

“Option” means the stock option to acquire Shares granted to a Participant pursuant to Section 8.

“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

“Plan” means this Korn/Ferry International Employee Stock Purchase Plan, as amended from time to time.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Securities Exchange Commission under Section 16, as amended from time to time.

“Share” means a share of Common Stock.

“Subscription Agreement” means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.     ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.     STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a)	Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 1,500,000 Shares, subject to adjustments pursuant to Section 17 (the “Plan Limit”).

In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period and the Shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.

(b)	The maximum number of Shares that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 12,500, subject to adjustments pursuant to Section 17 (the “Individual Limit”); provided, however, that the Committee may amend such Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval. The Individual Limit shall be proportionately adjusted for any Offering Period of less than six months, and may, at the discretion of the Committee, be proportionately increased for any Offering Period of greater than six months.

5.     OFFERING PERIODS

During the term of this Plan, the Corporation will offer Options to purchase Shares in each Offering Period to all Participants in that Offering Period. Unless otherwise specified by the Committee in advance of the Offering Period, an Offering Period that commences on or about July 1 will end the following December 31 and an Offering Period that commences on or about January 1 will end the following June 30. Each Option shall become effective on the Grant Date. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date. The first Offering Period shall commence as of a date determined by the Board or Committee, but no earlier than the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

6.     PARTICIPATION

(a)	An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be signed by the Eligible Employee and filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

(b)	Notwithstanding the foregoing, a Participant’s Contribution election shall be subject to the following limitations:

(i) the 5% ownership and the $25,000 annual purchase limitations set forth in Section 8(c);

(ii) a Participant may not elect to contribute more than fifteen percent (15%) of his or her Compensation each pay period as Plan Contributions, provided, however, that the Committee shall have discretion to establish a higher contribution percentage limit for any Offering Period that is less than six (6) months; and

(iii) such other limits, rules, or procedures as the Committee may prescribe.

(c)	Subscription Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee must execute and file with the Corporation a new Subscription Agreement, and his or her participation election and withholding consent thereon, for each Offering Period as a condition for participation in that Offering Period, unless the Committee expressly adopts a policy allowing Subscription Agreements to remain in effect for subsequent Offering Periods. If the Committee adopts such a policy, Subscription Agreements will remain in effect for subsequent Offering Periods until (i) the Eligible Employee’s participation terminates pursuant to the terms hereof, or (ii) the Eligible Employee files a new Subscription Agreement that becomes effective.

7.     METHOD OF PAYMENT OF CONTRIBUTIONS

(a)	The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b)	Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 7 or until his or her participation terminates pursuant to Section 11.

(c)	A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(c) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). Partial withdrawals of Accounts, and other modifications or suspensions of Subscription Agreements, except as provided in Section 7(e) or 7(f), are not permitted.

(d)	During leaves of absence approved by the Corporation and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

(e)	A Participant may increase or decrease the level of his or her Contributions (within Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(e) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election.

(f)	A Participant may discontinue (but not increase or otherwise decrease the level of) his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement that indicates such election. Unless otherwise provided by the Committee, an election pursuant to this Section 7(f) shall be effective no earlier than the first payroll period that starts after the Corporation’s receipt of such election.

8.     GRANT OF OPTION

(a)	On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Exercise Date by the Option Price, subject to the maximum determined pursuant to Section 4(b).

(b)	The Option Price per Share of the Shares subject to an Option for an Offering Period shall be the lesser of: (i) 85% of the Fair Market Value of a Share on the applicable Grant Date; or (ii) 85% of the Fair Market Value of a Share on the applicable Exercise Date.

(c)	Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase Shares under this Plan to the extent:

(i) it would, if exercised, cause the person to own “stock” (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(ii) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.    EXERCISE OF OPTION

Unless a Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole Shares subject to such Option (subject to the Individual Limit set forth in Section 4(b) and the limitations contained in Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.

If any amount which is not sufficient to purchase a whole Share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such

Participant as soon as administratively practicable after such date. If the Share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date to purchase the number of Shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.

If any amount which exceeds the Individual Limit set forth in Section 4(b) or one of the limitations set forth in Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.    DELIVERY

As soon as administratively practicable after the Exercise Date, the Corporation shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Corporation may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Committee (or its delegate), in its discretion, may either require or permit Participants to elect that such certificates representing the Shares purchased or to be purchased under the Plan be delivered to such recordkeeping service. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate, or if for any other reason the Corporation can not issue or deliver Shares and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant the amount of the balance credited to his or her Account.

11.    TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a)	Except as provided in the next paragraph, if a Participant ceases to be an Eligible Employee for any reason, or if the Participant elects to terminate and withdraw Contributions pursuant to Section 7(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her in cash (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13 in cash) as soon as administratively practicable but in no event more than sixty (60) days following such cessation or such election, and such Participant’s Option and participation in the Plan shall be automatically terminated.

If a Participant (i) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Company through the Exercise Date, (ii) discontinues Contributions pursuant to Section 7(f), or (iii) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Company, and the leave meets the requirements of Treasury Regulation Section 1.421-7(h)(2) and the Participant is an employee of the Company or on such leave as of the applicable Exercise Date, such Participant’s Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely election to terminate and withdraw Contributions in accordance with Section 7(c), in which case such Participant’s Account shall be paid to him or her in cash in accordance with the foregoing paragraph).

(b)	A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

(c)

For purposes of this Plan, if a Participating Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan and will no longer be an Eligible Employee, unless the person continues as an Eligible Employee in respect of another Company entity.

12.    ADMINISTRATION

(a)	The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of this Plan, in which case references to the “Committee” shall be deemed to be references to the Board.

(b)	The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including individuals who are officers or employees of the Corporation.

(c)	Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan. Any action taken by, or inaction of, the Corporation, any Participating Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under this Plan, the Board or Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Corporation. No member of the Board or Committee, or officer or agent of the Company, will be liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

13.    DESIGNATION OF BENEFICIARY

(a)	A Participant shall file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant’s death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Corporation receives notice (in a form acceptable to the Committee) of such Participant’s death and any outstanding unexercised Option shall terminate. If a Participant’s death occurs at any other time, the balance of such Participant’s Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) in cash as soon as administratively practicable after the Corporation receives notice of such Participant’s death and such Participant’s Option shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.

(b)	Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death, the Corporation shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

14.    TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all Shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant’s death, to the Participant’s beneficiary pursuant to Section 13.

15.    USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise).

16.    REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant’s statement shall set forth, as of such Exercise Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole Shares purchased and his or her remaining Account balance, if any.

17.    ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)	proportionately adjust any or all of (i) the number and type of Shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the Option Price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

(b)	make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise or strike price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.    POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive, the Plan shall terminate, and if such event occurs prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall also terminate. However, termination of the Plan or of any Option under this Section 18 shall be subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.

19.    TERM OF PLAN; AMENDMENT OR TERMINATION

(a)	This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after the day before the tenth anniversary of the Effective Date and this Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated pursuant to Section 4, Section 18, or this Section 19.

(b)	The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, without notice (including, without limitation, the limits of Sections 4(b), 6(b)(ii), and 6(b)(iii)). Stockholder approval for any amendment or modification shall not be required, except to the extent required by applicable law or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan, or otherwise deemed necessary or advisable by the Board. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring stockholder approval.

20.    NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.    CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of Shares are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

22.    PLAN CONSTRUCTION

(a)	It is the intent of the Corporation that transactions involving Options under this Plan in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act satisfy the requirements for applicable exemptions under Rule 16 promulgated by the Securities Exchange Commission under Section 16 of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subject to avoidable liability thereunder.

(b)	This Plan and Options are intended to qualify under Section 423 of the Code.

(c)	If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.    EMPLOYEES’ RIGHTS

(a)	Nothing in this Plan (or in any other documents related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate his or her employment or other service with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

(b)	No Participant or other person will have any right, title or interest in any fund or in any specific asset (including Shares) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person. To the extent that a Participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation. No special or separate reserve, fund or deposit will be made to assure any such payment.

(c)	A Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.    MISCELLANEOUS

(a)	This Plan, the Options, and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(b)	Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(c)	The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.

(d)	Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, except where the Committee or the Board expressly otherwise provides or authorizes in writing.

25.    EFFECTIVE DATE

Notwithstanding anything else contained herein to the contrary, the effectiveness of this Plan is subject to the approval of this Plan by the stockholders of the Corporation within twelve months of the Effective Date. Notwithstanding anything else contained herein to the contrary, no Shares shall be issued or delivered under this Plan until such stockholder approval is obtained and, if such stockholder approval is not obtained within such twelve-month period of time, all Contributions credited to a Participant’s Account hereunder shall be refunded to such Participant (without interest) as soon as practicable after the end of such twelve-month period.

26.    TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Company may deduct from a Participant’s Account balance as of an Exercise Date, before the exercise of the Participant’s Option is given effect on such date, the amount of any taxes which the Company reasonably determines it may be required to withhold with respect to such exercise. In such event, the maximum number of whole Shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Company for any reason be unable, or elect not to, satisfy its tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Company reasonably determine that it has a tax withholding obligation with respect to a disposition of Shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Company shall have the right at its option to (i) require the Participant to pay or provide for payment of the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event or (ii) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event.

27.    NOTICE OF SALE

Any person who has acquired Shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the Shares if such sale or transfer occurs (i) within the two-year period after the Grant Date of the Offering Period with respect to which such Shares were acquired, or (ii) within the twelve-month period after the Exercise Date of the Offering Period with respect to which such Shares were acquired.

28.    ARBITRATION

Any controversy arising out of or relating to this Plan, and/or the Subscription Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, or any other controversy arising out of or related to the Option, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Los Angeles County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., Los Angeles County, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by any interested party to this Plan and/or the Subscription Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

APPENDIX B

KORN/FERRY INTERNATIONAL AMENDED AND RESTATED

PERFORMANCE AWARD PLAN

1. The Plan

1.1	Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company; to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Section 8; and to further align their respective interests with those of shareholders generally through awards of stock-based incentives. Capitalized terms are defined in Section 7.

1.2	Administration and Authorization; Power and Procedure.

1.2.1 Committee.    This Plan will be administered by the Committee. All Awards to Eligible Persons will be authorized by the Committee except that all discretionary Awards to Non-Employee Directors must be approved or ratified by the Board. All Awards to Other Eligible Persons will be subject to approva1 by the Committee and ratification by the Board, unless the Board expressly (by resolution or amendment to this Plan) provides otherwise. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

1.2.2 Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, and any express limitations on the delegated authority of a Committee, the Committee will have the authority to determine eligibility and the particular Eligible Persons who will receive Awards;

(a)	grant Awards to Eligible Persons, determine the effective date of grant (which may be a date after but not before the Committee’s authorization of the Award), determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards, all consistent with the express limits of this Plan;

(b)	approve the forms of Award (which need not necessarily be identical either as to type of Award or among Participants);

(c)	construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Persons under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(d)	cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

(e)	accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the limitations under Section 1.6; and

(f)	make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Section 8 relating to Non-Employee Director Awards will be automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Awards under Section 8 shall be the responsibility of the Board.

1.2.3 Binding Determinations.    Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or any officer of the Company, will be liable for any action or inaction of the entity or body, of another person or of the member or officer, except in circumstances involving his or her bad faith. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

1.2.4 Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

1.2.5 Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3	Participation. Discretionary Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4	Shares Available for Awards; Share Limits.

1.4.1 Shares Available.    Subject to the provisions of Section 6.2, the capita1 stock that may be delivered under this Plan will be shares of the Company’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

1.4.2 Share Limits.    The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan will not exceed 13,000,000 shares (the “Share Limit”). The maximum number of shares subject to those options and Stock Appreciation Rights that are granted during any calendar year to any one individual will be limited to 700,000 shares covered by the Plan, and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 1,050,000 shares covered by the Plan. The maximum individual limit for any Non-Employee Director, including any Option granted or to be granted (assuming continued eligibility during the year of grant) pursuant to Section 8 of this Plan, will be 50,000 shares covered by the Plan during any twelve month period. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

1.4.3 Share Reservation; Replenishment and Reissue of Unvested Awards.    No Award may be granted under this Plan unless, on the date of grant, the sum of (a) if vested or exercisable, the number of shares then issuable pursuant to such Award, plus (b) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the number of shares that are then issuable pursuant to vested or exercisable Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law (including Section 162(m)), be available for subsequent Awards under the Plan. Except as limited by law (including Section 162(m)), if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5

Grant of Awards.    Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award will be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant.

1.6	Award Period. Any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that a payment of cash or delivery of shares pursuant to an Award may be delayed until a future date under and in accordance with the specific terms of a non-qualified deferred compensation plan sponsored by the Company.

1.7	Limitations on Exercise and Vesting of Awards.

1.7.1 Provisions for Exercise.    Unless the Committee otherwise expressly provides, once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

1.7.2 Procedure.    Any exercisable Award will be deemed to be exercised when the Company receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.2 or 8.4, as the case may be, and any other requirements of exercise, including any documents required by Section 6.4, are satisfied.

1.7.3 Fractional Shares/Minimum Issue.    Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares, irrespective of any Adjustments under Sections 6.2 or 8.6 of this Plan, may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8	Acceptance of Promissory Notes to Finance Exercise. The Company, in its sole discretion, may, with the Committee’s express approval, accept one or more promissory notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; but any such note will be subject to at least the following terms and conditions:

1.8.1 Principal.    The principal of the note will not exceed the amount required to be paid to the Company upon the exercise or receipt of one or more Awards under the Plan and the note will be delivered directly to the Company in consideration of such exercise or receipt.

1.8.2 Term.    The initial term of the note will be determined by the Committee; but the term of the note, including extensions, will not exceed a period of five years.

1.8.3 Recourse; Security.    The note will provide for full recourse to the Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

1.8.4 Termination of Employment.    If the employment or service of the Participant terminates, the unpaid principal balance of the note will become due and payable no later than the 10th business day after such termination unless the Committee at the time expressly authorized an extension.

1.8.5 Other Conditions.    Participants who are not employees or directors the Company will not be entitled to purchase shares of Common Stock with a promissory note unless the note is adequately secured by collateral other than the shares of Common Stock. The portion of the exercise price for (or purchase price of) shares of Common Stock equal to the par value, if any, of any newly issued shares under this Plan must be paid in cash, for services rendered or other valid consideration.

1.9	Transfer Restrictions and Exceptions.

1.9.1 Limit on Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards may be exercised only by the Participant; and (c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

1.9.2 Exceptions.    The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the conditions that the transfer is consistent with applicable requirements for registration of the shares with the Securities Exchange Commission, and that the Committee receive evidence satisfactory to it that the transfer is being made to related persons for estate and/or tax planning purposes and without consideration (other than nominal consideration). ISOs and Restricted Stock Awards, however, will be subject to any and all additional transfer restrictions under the Code.

1.9.3 Further Exceptions to Limits on Transfer.    The exercise and transfer restrictions in Section 1.9.1 will not apply to:

(a)	transfers to the Company,

(b)	the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	except in the case of ISOs, transfers pursuant to a qualified domestic relations order if approved or ratified by the Committee,

(d)	if the Participant has suffered a disability that renders the Participant unable to legally act on his or her own behalf, permitted transfers or exercises on behalf of the Participant by the Participant’s legal representative, or

(e)	the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

(f)	Repricing/Cancellation and Regrant/Waiver Of Restrictions. Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Option, SAR or other Award granted under this Plan by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise, base or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

2. Options

2.1	Grants. One or more Options may be granted under this Section to any Eligible Person. Each Option granted will be designated by the Committee, in the applicable Award Agreement, as either an Incentive Stock Option (subject to Section 2.3) or a Nonqualified Stock Option.

2.2	Option Price.

2.2.1 Pricing Limits.    The purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of the Award, but in no event will the purchase price per share of shares covered by an Incentive Stock Option be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant (or date of amendment in the case of an amendment to the exercise price).

2.2.2 Payment Provisions.    The purchase price of any shares purchased on exercise of an Option granted under this Section will be paid in full at the time of each purchase in one or a combination of the following methods:

(a)	in cash or by electronic funds transfer;

(b)	by certified or cashier’s check payable to the order of the Company;

(c)	if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8 and 6.4;

(d)	by notice and third party payment in such manner as may be authorized by the Committee; or

(e)	by the delivery of shares of Common Stock of the Company already owned by the Participant; provided that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such shares, and any shares delivered that were initially acquired from the Company must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise.

2.2.3 “Cashless Exercise” Provisions.    Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5.

2.2.4 Delivery Condition.    The Company will not be obligated to deliver certificates for any shares of Common Stock on exercise of an Option unless and until it receives full payment of the exercise price and any related withholding obligations have been satisfied.

2.3	Limitations on Grant and Terms of Incentive Stock Options.

2.3.1 $100,000 Limit.    To the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and Common Stock subject to incentive stock options under all other plans of the Company or any other includable parent or subsidiary corporations (as these terms are used under Section 422(d) and defined in Section 424(e) and (f) of the Code), such options will be treated as Nonqualified Stock Options. For this purpose, the Fair Market Value of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

2.3.2 Option Period.    Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Award Date.

2.3.3 Other Code Limits.    Incentive Stock Options may only be granted to Eligible Employees of the Company that meet the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4	Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5	Effects of Termination of Employment/Service; Termination of Subsidiary Status; Discretionary Provisions.

2.5.1 Options—Resignation or Dismissal.    Unless the Committee otherwise provides, if the Participant’s employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than Retirement, Total Disability or death, or a “Termination For Cause” (as determined in the discretion of the Committee), the Participant will have, subject to earlier expiration or termination pursuant to or as contemplated by Section 1.6 or 6.2, until three (3) months after the Severance Date to exercise any Option to the extent it has become exercisable on or before the Severance Date. In the case of a Termination For Cause, the Option will terminate on the Severance Date. To the extent not exercisable on the Severance Date, the Option will terminate on the Severance Date.

2.5.2 Options—Death or Total Disability.    Unless the Committee otherwise provides, if the Participant’s employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or the Participant’s Beneficiary, as the case may be, will have, subject to earlier expiration or termination pursuant to or as contemplated by Section 1.6 or 6.2, until twelve (12) months after the Severance Date to exercise any Option to the extent it has become exercisable on or prior to the Severance Date. To the extent not exercisable on the Severance Date, the Option will terminate on the Severance Date.

2.5.3 Options—Retirement.    Unless the Committee otherwise provides, if the Participant’s employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or the Participant’s Beneficiary, as the case may be, will have, subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until twelve (12) months after the Severance Date to exercise any Nonqualified Stock Option (three (3) months after the Severance Date in the case of an Incentive Stock Option) to the extent it has become exercisable on or prior to the Severance Date. To the extent not exercisable on the Severance Date, the Option will terminate on the Severance Date.

2.5.4 Certain SARs.    Any SAR granted concurrently or in tandem with an Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

2.5.5 Committee Discretion.    Notwithstanding the foregoing provisions of this Section 2.5, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than Termination For Cause, the Committee may increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee expressly approves by resolution or by amendment to the Award Agreement.

3. Stock Appreciation Rights

(Including Limited Stock Appreciation Rights)

3.1

Grants.    The Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2	Pricing Limits. The pricing restrictions applicable to Options under Section 2.2.1 of this Plan shall apply as well to the base or reference price of SARs granted under this Plan.

3.3	Exercise of Stock Appreciation Rights.

3.3.1 Exercisability.    Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

3.3.2 Effect on Available Shares.    To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

3.3.3 Stand-Alone Sars.    A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement.

3.3.4 Proportionate Reduction     If a SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.4	Payment

3.4.1 Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

(a)	the difference obtained by subtracting the exercise or base reference price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award, from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

(b)	the number of shares with respect to which the Stock Appreciation Right has been exercised.

3.4.2 Form of Payment.    The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under Section 3.4.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee has determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) upon such exercise, the election will be subject to any further conditions that the Committee may impose.

3.5	Limited Stock Appreciation Rights. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event (“Limited SARs”) and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4. Restricted Stock Awards

4.1	Grants. Subject to Section 4.2.4, the Committee may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Unless the Committee otherwise provides, such restrictions will lapse in respect of 20% of the shares subject to the Award on the first anniversary of the Award Date and in respect of an additional 20% of the shares subject to the Award on the second, third, fourth and fifth anniversaries of the Award Date. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Company or by a third party designated by the Committee until the restrictions on the shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2	Restrictions.

4.2.1 Pre-Vesting Restraints.    Except as provided in Sections 4.1 and 1.9, Restricted Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

4.2.2 Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement:

(a)	Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested; and

(b)	all dividends shall be retained in a restricted account until the shares have vested and shall revert to the Company to the extent that they fail to vest.

(c)	Cash Payments. If the Participant has been paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any Restricted Shares that cease to be eligible for vesting.

4.3	Limit on Number of Restricted Shares. In no event shall more than 700,000 shares of Common Stock covered by the Plan be available for Awards issued (or reissued) under this Plan as time-based Restricted Stock Awards for nominal or no consideration other than the par value. This limit on Restricted Shares does not apply to shares issued principally for past services, to shares issued in respect of compensation earned but deferred, or to shares issued in respect of Performance-Based Awards under Section 5.2.

4.4	Return to the Company. Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or service, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement, will not vest and will be returned to the Company in such manner and on such terms as the Committee provides.

5. Performance Share Awards And Stock Bonuses

5.1	Grants Of Performance Share Awards. The Committee may grant Performance Share Awards to Eligible Employees based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a “performance cycle”) as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

5.2	Special (Section 162(m)) Performance-Based Share Awards. Options or SAR’s granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees which otherwise satisfy the conditions to deductibility under Section 162(m) of the Code are deemed “Qualifying Awards”. Such awards are intended and will be deemed performance-based awards under Section 162(m). Without limiting the generality of the foregoing, and in addition to Qualifying Awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code (“Performance-Based Awards”), whether initially in the form of bonus stock, stock units, restricted stock, performance stock, phantom stock or other rights, including cash-only bonuses or other incentives, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, or division basis, with reference to revenue growth, net earnings (before or after taxes or before or after taxes, interest, depreciation, extra-ordinary items and/or amortization), cash flow, return on equity, return on assets or return on net investment, cost containment or reduction, or any combination thereof (the “business criteria”) relative to pre-established performance goals, may be granted under this Section 5.2. These terms are used as applied under generally accepted accounting principles and in the Company’s financial reporting. The applicable business criterion or criteria, the specific performance goals and, if applicable, the objective formula or standard for computing the amount payable or the number of shares to be delivered if the performance goal is (or the performance goals are) attained, must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one (except as provided in Section 1.6) nor more than 10 years. No more than one performance cycle for awards payable only in cash and not related to shares, shall begin in any year. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan. The following provisions relate to all Performance-Based Awards (other than Qualifying Awards) granted under this Plan:

5.2.1 Eligible Class.    The eligible class of persons for Awards under this Section is officers of the Company.

5.2.2 Maximum Award.    Grants or awards under this Section 5.2 may be paid in cash or shares or any combination thereof. In no event shall grants of share-based Awards made in any calendar year to any Eligible Employee under this Section 5.2 relate to more than 700,000 shares covered by the Plan. In no event shall grants to any Eligible Employee under this Plan of Awards payable only in cash and not related to shares provide for payment of more than $2.5 million, times the number of years (not more than five), in the applicable performance period.

5.2.3 Committee Certification.    To the extent required by Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the specific performance goals and any other material terms of the Performance-Based Award were satisfied.

5.2.4 Terms and Conditions of Awards.    The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise). Notwithstanding anything contained in this Plan to the contrary, the Committee shall have no discretion to increase the amount of cash or number of shares to be delivered upon attainment of the performance goals set forth in the Performance Award Agreement.

5.2.5 Adjustments for Material Changes.    Performance goals or other features of an Award under this Section 5.2 may provide that they (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

5.3	Other Stock Bonuses. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus and may be paid in the form of Common Stock, Restricted Shares, an Option, Stock Units (payable in Common Stock or cash) or other Award.

5.4	Deferred Payments. The Committee may provide for the deferral of payment of any Qualifying Award, Performance Share Award or Stock Bonus under and in accordance with the specific terms of a non-qualified deferred compensation plan sponsored by the Company, provided that in the case of Qualifying Awards and Performance-Based Awards, the amount deferred shall be credited with earnings or dividend equivalents in accordance with Section 162 (m).

5.5	Cash Bonuses. The Committee may establish a program of annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary or division basis with reference to any one or more of the business criteria set forth in Section 5.2 or such other strategic goals or individual factors (or any combination of such criteria, goals, or factors).

5.6	Alternative Payments. In lieu of a cash payment of an Award payable in cash, the Committee may require or allow all or a portion of the Award to be paid or credited in the form of shares of Common Stock, Restricted Shares, Stock Units, an Option or other Award.

6. Other Provisions

6.1.1 Employment Status.    Status as an Eligible Person will not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

6.1.2 No Employment Contract.    Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person’s compensation or other benefits or to terminate the employment or other service of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the Participant’s consent.

6.1.3 Plan Not Funded.    Awards payable under this Plan will be payable in shares or from the general assets of the Company, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

6.2	Adjustments; Acceleration.

6.2.1 Adjustments.    Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Company as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate equitable in the circumstances:

(a)	in any of such events, proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, (4) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (5) (subject to limitations under Section 6.10.3(b)) the performance standards appropriate to any outstanding Awards, or

(b)	in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

In each case, with respect to Awards of Incentive Stock Options, no adjustment will be made that would cause the Plan to violate Section 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

6.2.2 Acceleration of Awards Upon Change in Control.    Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not be accelerated or determines that only certain or limited benefits under any or all Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

(a)	each Option and Stock Appreciation Right will become immediately exercisable,

(b)	Restricted Stock will immediately vest free of restrictions, and

(c)	each Performance Share Award will become payable to the Participant.

Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

The Committee may override the limitations on acceleration in this Section 6.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2.4) a limited period of time not greater than 30 days before the event.

6.2.3 Possible Early Termination of Accelerated Awards.    If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 6.2.2 but is not exercised prior to (a) a dissolution of the Company, or (b) an event described in Section 6.2.1 that the Company does not survive, or (c) the consummation of an event described in Section 6.1 involving a Change of Control approved by the Board, such Option or right will terminate, subject to any provision that has been expressly made by the Board, the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option or right.

6.2.4 Possible Recision of Acceleration.    If the vesting of an Award has been accelerated expressly in anticipation of an event or subject to shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

6.2.5 Acceleration Upon Termination of Service in Anticipation of, or Following a Change in Control.    Unless the Committee otherwise provides prior to a Change in Control, if any Participant’s employment is terminated by the Company for any reason other than For Cause either in express anticipation of and within three months of, or within one year after a Change of Control, then all Options/Awards held by the Participant shall be deemed fully vested immediately prior to the date of termination, irrespective of the vesting provisions of the Participant’s Award Agreement.

6.3	Effect Of Termination of Service on Awards. The Committee will establish the effect of a termination of employment or service on the rights and benefits for each Award under this Plan and in so doing may make distinctions based upon the cause of termination.

6.3.1 Termination of Consulting or Affiliate Services.    If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Committee notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant’s termination of services for purposes of Section 2.6, 3, 4.3 or 5 shall be the date which is 10 days after the Committee’s mailing of the notice or, in the case of a Termination For Cause, the date of the mailing of the notice.

6.3.2 Events Not Deemed Terminations of Service.    Unless Company policy or the Committee otherwise provides, the employment or service relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

6.3.3 Effect of Change of Subsidiary Status.    For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

6.4	Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5	Tax Matters.

6.5.1 Provision for Tax Withholding or Offset.    Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (b) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, to satisfy such withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment.

6.5.2 Tax Loans.    If so provided in the Award Agreement, the Company may, to the extent permitted by law, authorize a short-term loan of not more than nine (9) months to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the other provisions of Section 1.8.

6.6	Plan Amendment, Termination And Suspension.

6.6.1 Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

6.6.2 Shareholder Approval.    To the extent then required under Sections 162(m), 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

6.6.3 Amendments to Awards.    Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant’s rights and benefits under an Award.

6.6.4 Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

6.8	Effective Date of the Plan. This Plan is effective as of August 5, 1998, the date of approval by the Board. The Plan shall be submitted for and subject to shareholder approval.

6.9	Term of the Plan. No Award will be granted under this Plan after August 4, 2008 (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10	Governing Law/Construction/Severability.

6.10.1 Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with the laws of the State of California.

6.10.2 Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

6.10.3 Plan Construction.

(a)	Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards generally satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability.

(b)	Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), the Initial Options and Options or SARs subsequently granted with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof. This Plan will be interpreted consistent with such intent.

6.11	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporations. Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

6.13	Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

7. Definitions

“Award” means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-l(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any writing setting forth the terms of an Award that has been authorized by the Committee.

“Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the grant or award date at the time of the Award or, in the case of Awards under Section 8, the applicable dates set forth therein.

“Award Period” means the period beginning on an Award Date and ending on the expiration date of such Award.

“Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

“Board” means the Board of Directors of Korn/Ferry International.

“Change in Control Event” means any of the following:

(a)	An acquisition by any Person (excluding one or more Excluded Persons) of beneficial ownership (within the meaning of Rule 13d 3 under Exchange Act or a pecuniary interest in (either comprising “ownership of”) more than 30% of the Common Stock or voting securities entitled to then vote generally in. the election of directors of Korn/Ferry International (“Voting Stock”), after giving effect to any new issue in the case of an acquisition from Korn/Ferry International; or

(b)	Approval by the shareholders of Korn/Ferry International of a plan of merger, consolidation, or reorganization of Korn/Ferry International or of a sale or other disposition of all or substantially all of Korn/Ferry International’s consolidated assets as an entirety (collectively, a “Business Combination”), other than a Business Combination (1) in which all or substantially all of the holders of Voting Stock hold or receive directly or indirectly 70% or more of the voting stock of the entity resulting from the Business Combination (or a parent company), and (2) after which no Person (other than any one or more of the Excluded Persons) owns more than 30% of the voting stock of the resulting entity (or a parent company) who did not own directly or indirectly at least that amount of Voting Stock immediately before the Business Combination, and (3) after which one or more Excluded Persons own an aggregate number of shares of the voting stock at least equal to the aggregate number of shares of voting stock owned by any other Person who is not an Excluded Person (except for any person described in and satisfying the conditions of Rule 13d-l(b)(l) under the Exchange Act), if any, and who owns more than 30% of the voting stock.

(c)	Approval by the Board and (if required by law) by shareholders of Korn/Ferry International of a plan to consummate the dissolution or complete liquidation of Korn/Ferry International; or

(d)	during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with Korn/Ferry International to effect a transaction described in clause (a) or (b) of this definition) whose appointment, election, or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

For purposes of determining whether a Change in Control Event has occurred, a transaction includes all transactions in a series of related transactions.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the Securities and Exchange Commission.

“Committee” means the Board or a committee appointed by the Board to administer this Plan, provided that any committee shall be comprised only of two or more directors subject to the following restrictions:

(a)	In respect of any decision of the Committee made at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, and the Awards subject to such decision are intended to satisfy the requirements for exemption therefrom, the decision shall be approved by a committee comprised of “outside directors” (as this term is defined in Section 162(m)) to the extent required by Section 162(m).

(b)	In respect of any decision of the Committee made at a time when the Participant affected by the decision may be subject to Section 16(b) of the Exchange Act, and the Awards subject to such decision are intended to satisfy the requirements for exemption therefrom, the decision shall be approved by the Board or by a committee comprised of Non-Employee Directors (as this term is defined in Rule 16(b)-3 of the Exchange Act) to the extent required by Rule 16 (b)-3.

“Common Stock” means the Common Stock of Korn/Ferry International and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

“Company” means Korn/Ferry International, a California Corporation, its successors, and/or its Subsidiaries, as the context requires, provided that with respect to the Common Stock, or the grant, exercise, or disposition of an Award or the provisions of Sections 1.8, 5.2.1, 6.2.1, 6.2.3, 6.4 and 6.10, Company means only Korn/Ferry International.

“Eligible Employee” means an officer (whether or not a director) or employee of the Company.

“Eligible Person” means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Excluded Person” means:

(a)	the Company;

(b)	any person described in and satisfying the conditions of Rule 13d-l(b) (1) under the Exchange Act);

(c)	any employee benefit plan of Korn/Ferry International;

(d)	any affiliates (within the meaning of the Exchange Act), successors, or heirs, descendants or members of the immediate families of the individuals identified in part (b) of this definition.

“Fair Market Value” on any date means

(a)	if the stock is listed on the New York Stock Exchange or on another national securities exchange, the closing sales price of the stock on the New York Stock Exchange or such other exchange on such date, or, if there is no trading of the stock as quoted on the New York Stock Exchange or such other exchange on such date, then the closing sales price as quoted on the New York Stock Exchange or such other exchange on the next preceding date on which there was trading in such shares;

(b)	if the stock is not listed or admitted to trade on a national securities exchange, the closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

(c)	if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

(d)	if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

Notwithstanding the foregoing, the Fair Market Value of the Common Stock for purposes of determining the exercise price of the Initial Options granted to employees under this Plan will be deemed to be the initial price at which the Common Stock is offered to the public in the IPO.

“Incentive Stock Option” or “ISO” means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

“Initial Options” means Options granted during or at the completion of an IPO.

“IPO” means a bona fide, firm commitment underwritten public offering of the Common Stock pursuant to a registration statement on Form S-1 (or other applicable form) that is declared effective under the Securities Act that results in Korn/Ferry International becoming a registered company in respect of the Common Stock under the Exchange Act.

“Korn/Ferry International” means Korn/Ferry International, a California Corporation, and its successors (if any).

“Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

“Non-Employee Director” for purposes of Section 8 means a member of the Board of Directors of Korn/Ferry International who is not an officer or employee of the Company or any 50% or greater parent corporation.

“Non-Employee Director Participant” means a Non-Employee Director who holds an outstanding Award under the provisions of Section 8.

“Option” means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

“Other Eligible Person” means (a) any director, or (b) any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee. A person who is neither an employee nor officer who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (a) Korn/Ferry International’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering and sale of shares issuable under this Plan by Korn/Ferry International or (b) Korn/Ferry International’s compliance with any other applicable laws.

“Performance Share Award” means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of that is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

“Person” means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a governmental entity and a “person” as that term is used under Section 13(d) or 14 (d) of the Exchange Act.

“Personal Representative” means the person or persons who, upon the disability or legal incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

“Plan” means this Performance Award Plan, as may be amended from time to time.

“Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested or restricted under the terms of the applicable Award Agreement.

“Retirement” means retirement from active service as an employee or officer of the Company after age 65.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

“Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

“Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

“Stock Bonus” means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

“Stock Unit” means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment of a deferred benefit or right under the Plan.

“Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by Korn/Ferry International.

“Termination For Cause” means (unless otherwise expressly provided in the Award Agreement or another contract) a termination of service, based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

(a)	is or has been dishonest, incompetent, or negligent in the discharge of his or her duties to the Company; or has refused to perform stated or assigned duties; or

(b)	has committed a theft or embezzlement, or a breach of confidentiality or unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information, or a breach of fiduciary duty involving personal profit, or a willful or negligent violation of any law, rule or regulation or of Company rules or policy, in any material respect; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); or

(c)	has materially breached any of the provisions of any agreement with the Company or a parent corporation; or

(d)	has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of the Company; or has induced a customer to break or terminate any contract with the Company or an affiliate; or has induced any principal for whom the Company (or an affiliate) acts as agent to terminate such agency relationship.

A Termination For Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Board or Committee) on the date when the Company first delivers notice to the Participant of a finding of Termination For Cause and shall be final in all respects on the date following the opportunity to be heard and written notice to the Participant that his or her service is terminated.

“Total Disability” means any medically determinable physical or mental condition or impairment which prevents the Participant from performing the essential functions of his or her job with the Company that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.

8. Non-Employee Director Options

8.1	Participation. Awards under this Section 8 will be made only to Non-Employee Directors and will be evidenced by Award Agreements substantially in the form of Exhibit A or the form approved by the Board.

8.2	Option Grants.

8.2.1 Initial Award.    Any person who is not an officer or employee of the Company and who is or who thereafter becomes a director of Korn/Ferry International upon completion of an IPO and the registration of the Common Stock of Korn/Ferry International under the Exchange Act, will automatically be granted (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which will be the tenth (10th) trading day after the date of such registration or the time such person takes office, as the case may be) to purchase 2,500 shares of Common Stock.

8.2.2 Subsequent Annual Awards.    Subject to Section 8.2.3, at the close of trading on the day of the annual shareholders meeting in each year during the term of the Plan commencing in 1999, there will be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which will be such date) to each Non-Employee Director then continuing in office to purchase 2,500 shares of Common Stock.

8.2.3 Maximum Number of Options/Shares.    Annual grants that would otherwise exceed the maximum number of shares under Section 1.4.1 will be prorated within such limitation. A Non-Employee Director will not receive more than one Nonqualified Stock Option under this Section 8.2 in any calendar year.

8.3

Option Price.    The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 8.2 will be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Section will be paid in full at the time of each (i) purchase in cash or by check, (ii) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option and, if the shares were acquired from the Company, owned by the Participant at least six months prior to the date of exercise, (iii) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or (iv) any combination of the foregoing methods of payment.

8.4	Option Period and Exercisability. Each Option granted under this Section 8 and all rights or obligations thereunder will expire on the day before the 10th anniversary of the Award Date and will be subject to earlier termination as provided below. Unless the Committee provides otherwise, an Option granted under Section 8.2 will become exercisable on the Award Date.

8.5	Termination of Directorship. If a Non-Employee Director’s services as a member of the Board terminate for any reason, an Option granted pursuant to this Section 8 and then held by the director, to the extent the Option is then exercisable, will remain exercisable for 60 months after the date of termination or until the expiration of the stated term of the Option, whichever first occurs. Any portion of an Option granted pursuant to this Section 8 that is not exercisable at the time of the termination of service will terminate upon termination of service.

8.6	Adjustments; Acceleration Upon a Change in Control Event; Termination. Options granted under this Section 8 will be subject to adjustment, assumption, conversion, substitution or exchange, termination and acceleration as provided in Section 6.2, but in the case of a Change in Control Event only to the extent that the changes and any Board or Committee action in respect thereof (i) are effected pursuant to the terms of a reorganization agreement approved by shareholders of Korn/Ferry International or otherwise consistent with the effect of the event on Options held by persons other than executive officers or directors of Korn/Ferry International and (ii) are consistent in respect of the underlying shares with the effect on shareholders generally.

KORN/FERRY INTERNATIONAL

PROXY FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders, to be held on September 10, 2003, and the related Proxy Statement and Korn/Ferry International’s Annual Report on Form 10-K and hereby appoints Paul C. Reilly and Gary D. Burnison, and each of them the attorney(s), agent(s) and proxy(ies) of the undersigned, with full power of substitution, to vote all stock of Korn/Ferry International which the undersigned is entitled to vote, for the matter indicated on the reverse side of this proxy card in the manner designated on the reverse side, or if not indicated by the undersigned in their discretion, and to vote in their discretion with respect to such other matter (including matter incident to the conduct of the meeting) as may properly come before the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE PROPOSALS.

Address Change/Comments (Mark the corresponding box on the reverse side)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

é  FOLD AND DETACH HERE  é

This Proxy, when properly executed, will be voted in the manner directed by the stockholder. If no direction is given, this Proxy will be voted “FOR” the election of all nominees for election as directors, FOR the ratification of independent auditors, FOR the approval of the Employee Stock Purchase Plan and FOR the amendment of the Performance Award Plan.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. To elect 01 Patti S. Hart and 02 Paul C. Reilly as Class 2006 Directors.	FOR all nominees listed (except as marked to the contrary)		WITHHOLD AUTHORITY to vote for all nominees listed at left

(To withhold authority to vote for any individual nominee, strike through his/her name listed above and initial such strike through.)	☐		☐
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal 2004.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
3. To approve the Employee Stock Purchase Plan.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

4. To approve the amendment of the Performance Award Plan to increase a limit on restricted stock awards that may be granted under such Plan and the material terms relating to the cash awards and restricted stock awards that may be granted under such Plan.

	☐	☐	☐

5. To act upon any other matters that may properly come before the meeting and any adjournments or postponements thereof.

IMPORTANT PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Signature                                                                 Signature                                                                  Date

NOTE: (Please sign EXACTLY as name appears on this card. Joint owners should each sign. Attorney-in-fact, executors, administrators, trustees, guardians or corporation officers should give FULL title. This proxy shall be valid and may be voted regardless of the form of signature however.)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

é  FOLD AND DETACH HERE  é